                                                                   Exhibit 10.17


This instrument was prepared by and
after recording return to:
KATTEN MUCHIN ROSENMAN LLP
525 West Monroe Street
Chicago, Illinois 60661-3693
Attention: Phillip M. Estaver, Esq.

              DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING

                           NNN EXECUTIVE CENTER, LLC,
                      A DELAWARE LIMITED LIABILITY COMPANY,
               AND THE PARTIES LISTED ON EXHIBIT D ATTACHED HERETO
                             COLLECTIVELY, GRANTOR,

                                       TO

                               J. MICHAEL PRUITT,
                                   AS TRUSTEE
                                    (TRUSTEE)

                               FOR THE BENEFIT OF

                       LASALLE BANK NATIONAL ASSOCIATION,
                         A NATIONAL BANKING ASSOCIATION
                                  (BENEFICIARY)

              DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING

                                TABLE OF CONTENTS

PARAGRAPH                                                                   PAGE
---------                                                                   ----
Defined Terms ...........................................................    iv

1. Payment of Indebtedness; Performance of Obligations ..................     3

2. Taxes and Other Obligations ..........................................     3

3. Reserves for Taxes/Ground Rents/Insurance/Replacement Reserve/Tenant
   Improvements and Leasing Reserve .....................................     3

4. Use of Property ......................................................     5

5. Insurance and Condemnation ...........................................     5

6. Preservation and Maintenance of Property .............................     7

7. Protection of Beneficiary's Security; Leases .........................     7

8. Inspection ...........................................................     8

9. Books and Records ....................................................     8

10. Financial Statements ................................................     9

11. Hazardous Substances ................................................    10

12. Representations and Covenants .......................................    10

13. Lease Assignment ....................................................    14

14. Subordination, Non-Disturbance and Attornment Agreements/Estoppel
    Certificates ........................................................    14

15. Transfers of the Property or Ownership Interests in Grantor;
    Assumption; Due on Sale/Encumbrance .................................    15

16. No Additional Liens .................................................    18

17. Single Asset Entity .................................................    18

18. Grantor and Lien Not Released .......................................    20

19. Uniform Commercial Code Security Agreement and Fixture Filing .......    20

20. Events of Default; Acceleration of Indebtedness; Remedies ...........    22

21. Entry; Remedies .....................................................    23

22. Expenditures and Expenses ...........................................    25

23. Application of Proceeds of Sale .....................................    25

24. Appointment of Receiver or Mortgagee in Possession ..................    25

25. Forbearance by Beneficiary Not a Waiver .............................    26

26. Waiver of Statute of Limitations ....................................    26

27. Waiver of Homestead and Redemption ..................................    26

28. Jury Trial Waiver ...................................................    26

29. Indemnification .....................................................    27

30. Dutv to Defend ......................................................    28

31. ERISA ...............................................................    28

32. No Oral Change ......................................................    28

33. Notice ..............................................................    28

34. Successors and Assigns Bound; Joint and Several Liability; Agents;
    Captions ............................................................    29

35. Governing Law; Jurisdiction; Severability ...........................    29

36. Release .............................................................    29

37. Covenants Running with the Land .....................................    29

38. Terms ...............................................................    30

39. Loss of Note ........................................................    30

40. Changes in the Laws Regarding Taxation ..............................    30

41. Substitution of Trustee .............................................    30

42. Exculpation .........................................................    30

43. Disclosure of Information ...........................................    30

44. Intentionally Deleted ...............................................    31

45. Actions and Proceedings .............................................    31

46. No Third Party Beneficiaries ........................................    31

47. Customer Identification-- USA Patriot Act Notice; OFAC ..............    31

48. Exhibits and Riders .................................................    32

49. Counterparts ........................................................    32

50. Disclaimers .........................................................    32

51. Trustee's Costs .....................................................    32

52. Special State Provisions ............................................    33

53. Partial Release of Properties .......................................    35

    EXHIBIT A - Legal Description
    EXHIBIT B - Personal Property Description
    EXHIBIT C - Pending and Threatened Litigation
    EXHIBIT D - Additional Grantors
    EXHIBIT E - Allocated Loan Amounts

                                  DEFINED TERMS

     As used in this Deed of Trust, the following terms shall have the following meanings assigned to them:

GRANTOR                  NNN Executive Center, LLC
                         and the parties listed on EXHIBIT D hereto

GRANTORS' ADDRESS        1551 N. Tustin Avenue Suite 200
                         Santa Ana, California 92705

PROPERTY ADDRESS         Executive Center II and III
                         8330-8360 LBJ Freeway
                         Dallas, Dallas County, Texas 75243

BENEFICIARY              LaSalle Bank National Association, a national banking
                         association, and its successors and assigns as holders
                         of the Note

BENEFICIARY'S ADDRESS    135 South LaSalle Street, Suite 1225
                         Chicago, Illinois 60603
                         Attention: Real Estate Capital Markets
                         Re: Executive Plaza II and III

TRUSTEE                  J. Michael Pruitt

TRUSTEE'S ADDRESS        11 Greenway Plaza
                         Suite 120
                         Houston, Texas 77046

NOTE That Promissory Note of even date herewith made by Grantor to the order of Beneficiary in the Principal
                         Amount, together with all notes issued in substitution or exchange therefor, as any of the foregoing may be amended, consolidated, modified or supplemented from time to time

PRINCIPAL AMOUNT         $13,000,000.00

MATURITY DATE            January 1,2008, or the Extended Maturity Date (as
                         defined in the Note)

LAND The property described on EXHIBIT A to this Deed of Trust

PERSONAL PROPERTY        The property described on EXHIBIT B to this Deed of
                         Trust

REPLACEMENT RESERVE      $0.00
MONTHLY PAYMENT

TI AND LEASING RESERVE   $7,500.00
MONTHLY PAYMENT

PERMITTED USE            Office

GUARANTORS               Anthony W. Thompson
                         81 Ritz Cove Drive
                         Dana Point, California 92629-4231

                         Triple Net Properties, LLC
                         1551 N. Tustin, Suite 200
                         Santa Ana, California 92705

REQUIRED RATING          A General Policy Rating of A: VIII or better in A.M.
                         Best's Key Rating Guide.


                                       V

     THIS DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING ("DEED OF TRUST") is made as of the _______________ day of December, 2005, by Grantor to Trustee, for the benefit of Beneficiary.

                                    RECITALS:

     A. Grantor has executed and delivered to Beneficiary the Note (which is hereinafter referred to as the "NOTE"), providing for monthly installments of principal and interest, with the balance thereof, if not sooner due or paid as set forth in the Note, due and payable on the Maturity Date;

     B. Beneficiary wishes to secure (i) the prompt payment of the Note, together with all interest thereon in accordance with the terms of the Note, as well as the prompt payment of any additional indebtedness accruing to Beneficiary on account of any future payments, advances or expenditures made by Beneficiary pursuant to the Note or this Deed of Trust or any other agreement, document, or instrument securing the payment of the indebtedness evidenced by the Note (the Note, this Deed of Trust, and any other documents evidencing or securing the indebtedness evidenced by the Note or executed in connection therewith, and any modification, renewal, and/or extension thereof, are hereinafter collectively referred to as the "LOAN DOCUMENTS"), and (ii) the prompt performance of each and every covenant, condition, and agreement now or hereafter arising contained in the Loan Documents of Grantor or any "GUARANTOR". All payment obligations of Grantor or any Guarantor are hereinafter sometimes collectively referred to as the "INDEBTEDNESS" and all other obligations of Grantor or any Guarantor are hereinafter sometimes collectively referred to as the "OBLIGATIONS"; and

     C. The Schedule of Defined Terms appearing immediately before this page is incorporated into this Deed of Trust by reference with the same force and effect as if contained in the body hereof.

     NOW, THEREFORE, TO SECURE TO BENEFICIARY the repayment of the Indebtedness and the performance of the Obligations, Grantor has mortgaged, given, granted, bargained, sold, alienated, enfeoffed, transferred, conveyed, confirmed, warranted, pledged, assigned, hypothecated and granted and by these presents Grantor has executed this Deed of Trust and does hereby irrevocably mortgage, give, grant, bargain, sell, alien, enfeoff, transfer, convey, confirm, warrant, pledge, assign, hypothecate and grant a security interest in and to Trustee, IN TRUST, WITH POWER OF SALE, the following described property and all proceeds thereof (which property is hereinafter sometimes collectively referred to as the "PROPERTY"):

     A. The Land;

     B. All improvements of every nature whatsoever now or hereafter situated on the Land and owned by Grantor (the "IMPROVEMENTS"), and all machinery, furnishings, equipment, fixtures (the "FIXTURES"), mechanical systems and other personal property now or hereafter owned by Grantor and used in connection with the operation of the Improvements;

     C. All easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Grantor of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

     D. All agreements affecting the use, enjoyment or occupancy of the Land and/or Improvements now or hereafter entered into (the "LEASES"), including any and all guaranties of such Leases, and the immediate and continuing right to collect all rents, income, receipts, royalties, profits, issues, service reimbursements, fees, accounts receivables, revenues and prepayments of any of the same from or related to the Land and/or Improvements from time to time accruing under the Leases and/or the operation of the Land and/or Improvements (the "RENTS"), reserving to Grantor, however, so long as no "EVENT OF DEFAULT" (hereinafter defined) has occurred hereunder, a revocable license to receive and apply the Rents in accordance with the terms and conditions of PARAGRAPH 13 of this Deed of Trust;

     E. The Personal Property;

     F. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Land and the Improvements, whether from the exercise of the right of eminent domain or condemnation (including but not limited to any transfer made in lieu of or in anticipation of the exercise of said rights), or for a change of grade, or for any other injury to or decrease in the value of the Land and Improvements;

     G. All proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

     H. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims;

     I. Any and all proceeds and products of any of the foregoing and any and all other security and collateral of any nature whatsoever, now or hereafter given for the repayment of the Indebtedness and the performance of Grantor's obligations under the Loan Documents, including (without limitation) the Replacement Reserve, the TI and Leasing Reserve, and all other escrows established with Beneficiary by Grantor; and

     J. The Lockbox Account (as defined in that certain Cash Management Agreement of even date herewith executed by Grantor in connection with the
Loan).

     AND without limiting any of the other provisions of this Deed of Trust, to the extent permitted by applicable law, Grantor expressly grants to Beneficiary, as a secured party, a security interest in the portion of the Property that is or may be subject to the provisions of the Uniform Commercial Code that are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Land (the Land, the Improvements and the

Fixtures are collectively referred to as the "REAL PROPERTY") appropriated to the use thereof and, whether affixed or annexed to the Real Property or not, shall for the purposes of this Deed of Trust be deemed conclusively to be real estate and mortgaged hereby.

     TO HAVE AND TO HOLD the Property and all parts thereof, together with the rents, issues, profits and proceeds thereof, unto Trustee and Trustee's successors and to the use, benefit and advantage of Beneficiary, forever, in Trust, subject, however, to the terms, covenants, and conditions herein. Grantor does hereby bind itself, its successors and assigns, to warrant and forever defend the title to the Property unto Trustee against every person whomsoever lawfully claiming or to claim the same or any part thereof.

     At no time shall the principal amount of the Indebtedness, not including sums advanced in accordance herewith to protect the security of this Deed of Trust, exceed TWO HUNDRED PERCENT (200%) of the original amount of the Note.

     Grantor covenants and agrees with Trustee and Beneficiary as follows:

     1. PAYMENT OF INDEBTEDNESS; PERFORMANCE OF OBLIGATIONS. Grantor shall promptly pay when due the Indebtedness and shall promptly perform all Obligations.

     2. TAXES AND OTHER OBLIGATIONS. Grantor shall pay, when due, and before any interest, collection fees or penalties shall accrue, all taxes, assessments, fines, impositions and other charges and obligations, including charges and obligations for any present or future repairs or improvements made on the Property, or for any other goods or services or utilities furnished to the Property, which may become a lien on or charge against the Property prior to this Deed of Trust, subject, however, to Grantor's right to contest such lien or charge upon the posting of security reasonably satisfactory to Beneficiary so long as such contest stays the enforcement or collection of such lien or charge. Should Grantor fail to make such payments, Beneficiary may, at its option and at the expense of Grantor, pay the amounts due for the account of Grantor. Upon the request of Beneficiary, Grantor shall immediately furnish to Beneficiary all notices of amounts due and receipts evidencing payment. Grantor shall promptly notify Beneficiary of any lien on all or any part of the Property and shall promptly discharge any unpermitted lien or encumbrance.

     3. RESERVES FOR TAXES/GROUND RENTS/INSURANCE/REPLACEMENT RESERVE/TENANT IMPROVEMENTS AND LEASING RESERVE.

          (a) Grantor shall pay to Beneficiary, at the time of and in addition to the monthly installments of principal and/or interest due under the Note, a sum equal to 1/12 of the amount estimated by Beneficiary from time to time to be sufficient to enable Beneficiary to pay at least 30 days before they become due and payable, all taxes, assessments and other similar charges levied against the Property, and all ground rents, if applicable. So long as no Event of Default exists hereunder, Beneficiary shall apply the sums so paid by Grantor to pay such tax items and ground rents, if applicable. In making any such payments, Beneficiary may do so according to any bill, statement or estimate obtained by Beneficiary in good faith, without inquiry into the accuracy of such bill, statement or estimate or into the validity thereof. These sums may be commingled with the general funds of Beneficiary, and no interest shall be payable thereon nor shall these sums constitute trust funds. If such amount on deposit with Beneficiary is insufficient to fully pay such tax items and ground rents, if applicable, Grantor shall, within 10 days following notice at any time from Beneficiary, deposit such additional sum as may be required for the full payment of such tax items and ground rents, if applicable. Grantor hereby grants Beneficiary a first priority security interest in such funds and Grantor shall execute any other documents and take any other actions necessary to provide Beneficiary with such a perfected security interest. Upon the Maturity Date, the moneys then remaining on deposit with Beneficiary or its agent shall, at Beneficiary's option, be applied against the Indebtedness. The obligation of Grantor to pay such tax items and ground rents is not affected or modified by the provisions of this paragraph.

          (b) Grantor shall pay to Beneficiary, at the time of and in addition to the monthly installments of principal and/or interest due under the Note, a sum equal to 1/12 of the amount estimated by Beneficiary from time to time to be sufficient to enable Beneficiary to pay at least 30 days before they become due and payable, all insurance premiums due for the renewal, on an annual basis, of the coverage afforded by the insurance policies required hereunder upon the expiration thereof. So long as no Event of Default exists hereunder, Beneficiary shall apply the sums so paid by Grantor to pay such insurance premiums. In making any such payment, Beneficiary may do so according to any bill, statement or estimate obtained by Beneficiary in good faith, without inquiry into the accuracy of such bill, statement or estimate or into the validity thereof. These sums may be commingled with the general funds of Beneficiary, and no interest shall be payable thereon nor shall these sums constitute trust funds. If such amount on deposit with Beneficiary is insufficient to fully pay such insurance premiums, Grantor shall, within 10 days following notice at any time from Beneficiary, deposit such additional sum as may be required for the full payment of such insurance premiums. Grantor hereby grants Beneficiary a first priority security interest in such funds and Grantor shall execute any other documents and take any other actions necessary to provide Beneficiary with such a perfected security interest. Upon the Maturity Date, the moneys then remaining on deposit with Beneficiary or its agent shall, at Beneficiary's option, be applied against the Indebtedness. The obligation of Grantor to pay such insurance premiums is not affected or modified by the provisions of this paragraph.

          (c) Intentionally Deleted.

          (d) At the time of and in addition to the monthly installments of principal and/or interest due under the Note, Grantor shall pay to Beneficiary monthly deposits in the amount of the TI and Leasing Reserve Monthly Payment for approved tenant improvements and leasing commissions (such payments shall be referred to as the "TI AND LEASING RESERVE"). The TI and Leasing Reserve may be commingled with the general funds of Beneficiary and such TI and Leasing Reserve shall not constitute trust funds. The funds contained in the TI and Leasing Reserve shall bear interest for the benefit of Grantor at the rate of interest which is the lower of (i) the amount paid from time to time by Beneficiary on commercial money market accounts; or (ii) the return on permitted investments to be made with the funds by any third party servicer, rating agency or loan purchaser, and all such interest shall be added to and become part of the TI and Leasing Reserve, provided Beneficiary shall make no representation or warranty as to the actual rate of interest. The funds contained in the TI and Leasing Reserve shall be disbursed to Grantor solely to pay for tenant improvements and leasing commissions due pursuant to leases entered into in accordance with the requirements of PARAGRAPH 7 hereof or otherwise approved by Beneficiary, but only when the tenants under such leases are in occupancy, open for business, and paying full contractual rent without any right of offset or rent abatement. Beneficiary shall make disbursements from the TI and Leasing Reserve for the actual cost of such approved tenant improvements and leasing commissions upon Grantor's providing Beneficiary with receipts, invoices, lien waivers, photographs and other documentation deemed necessary by Beneficiary to insure that the work and/or materials related to the requested disbursement have been completed and/or provided, with minimum draws of $10,000.00, which shall occur no more frequently than once per month. Upon the Maturity Date, the moneys then remaining on deposit with Beneficiary or its agent shall, at Beneficiary's option, be applied against the Indebtedness. Grantor hereby grants Beneficiary a first priority security interest in the TI and Leasing Reserve and shall execute any other documents and take any other actions necessary to provide Beneficiary with such a perfected security interest in the TI and Leasing Reserve.

          (e) Upon the occurrence of an Event of Default, Beneficiary may apply any amounts then held in any of the Reserves described above to the payment of the Indebtedness in such order as Beneficiary may elect in its sole and absolute discretion.

     4. USE OF PROPERTY. Unless required by applicable law, Grantor shall not permit changes in the use of any part of the Property from the use existing at the time this Deed of Trust was executed, which use Grantor represents and warrants is limited to the Permitted Use and related uses. Grantor shall not initiate or acquiesce in a change in the zoning classification of the Property without Beneficiary's prior written consent.

     5. INSURANCE AND CONDEMNATION. Grantor shall keep the Improvements insured, and shall maintain during the entire term of this Deed of Trust, comprehensive general liability coverage and such other coverages requested by Beneficiary, by carrier(s), in amounts and in form at all times satisfactory to Beneficiary, which carrier(s), amounts and form shall not be changed without the prior written consent of Beneficiary. All such policies of insurance shall be issued by insurers qualified under the laws of the state in which the Land is located, duly authorized and licensed to transact business in such state and reflecting the Required Rating. Grantor shall maintain all coverages on the Property as are required by Beneficiary at the closing of the Loan, and all other coverages as may be deemed necessary by Beneficiary from time to time during the term of the Loan. Any failure by Beneficiary to insist on full compliance with all of the above insurance requirements at closing does not constitute a waiver of Beneficiary's right to subsequently require full compliance with these requirements. All policies required hereunder shall be indicated by evidence of insurance on the Accord 28 form of certificate (as such form may be updated and renamed from time to time), naming Beneficiary as loss payee and as additional insured. Unless Grantor provides Beneficiary with evidence of the insurance coverage required by this Deed of Trust, Beneficiary may purchase insurance at Grantor's expense to protect Beneficiary's interests in the Property and to maintain the insurance required by this Deed of Trust. This insurance may, but need not, protect Grantor's interests. The coverage purchased by Beneficiary may not pay any claim made by Grantor or any claim that is made against Grantor in connection with the Property or any required insurance policy. Grantor may later cancel any insurance purchased by Beneficiary, but only after providing Beneficiary with evidence that Grantor has obtained insurance as required by this Deed of Trust. If Beneficiary purchases insurance for the Property or insurance otherwise required by this Deed of Trust, Grantor will be responsible for the costs of that insurance, including interest and other charges imposed by Beneficiary in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Indebtedness. The costs of the insurance may be more than the cost of insurance Grantor is able to obtain on its own.

     In case of loss or damage by fire or other casualty, Grantor shall give immediate written notice thereof to the insurance carrier(s) and to Beneficiary. Beneficiary is authorized and empowered to make or file proofs of loss or damage (in each case only so long as such loss or damage is equal to or greater than $130,000.00 and to settle and adjust any claim under insurance policies which insure against such risks, or to direct Grantor, in writing, to agree with the insurance carrier(s) on the amount to be paid in regard to such loss. The proceeds of any insurance claim are hereby assigned to and shall be paid to Beneficiary as further security for the payment of the Indebtedness and performance of the Obligations and applied as set forth herein.

     Grantor shall immediately notify Beneficiary of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, and Grantor shall appear in and prosecute any such action or proceeding unless otherwise directed by Beneficiary in writing. Grantor authorizes Beneficiary, at Beneficiary's option, as attorney-in-fact for Grantor, to commence, appear in and prosecute, in Beneficiary's or Grantor's name, any action or proceeding relating to any condemnation or other taking of the Property, whether direct or indirect, and to settle or compromise any claim in connection with such condemnation or other taking, provided such claim is for an amount equal to or greater than $130,000.00. The proceeds of any award, payment or claim for damages, direct or consequential, in connection with any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to and shall be paid to Beneficiary as further security for the payment of the Indebtedness and performance of the Obligations and applied as set forth herein.

     Provided no Event of Default then exists hereunder, the net insurance proceeds and net proceeds of any condemnation award (in each case after deducting only Beneficiary's reasonable costs and expenses, if any, in collecting the same) shall be made available for the restoration or repair of the Property if, in Beneficiary's sole judgment (a) restoration or repair and the continued operation of the Property is economically feasible, as determined by Beneficiary, (b) the value of Beneficiary's security is not reduced, (c) the loss or condemnation, as applicable, does not occur in the 6-month period preceding the stated Maturity Date and Beneficiary's independent consultant certifies that the restoration of the Property can be completed at least 90 days prior to the Maturity Date, and (d) Grantor deposits with Beneficiary an amount, in cash, which Beneficiary, in its sole discretion, determines is necessary, in addition to the net insurance proceeds or net proceeds of any condemnation award, as applicable, to pay in full the cost of the restoration or repair, including the cost to carry the Property and make all required payments due under the Loan during the period of restoration or repair. Notwithstanding the foregoing, it shall be a condition precedent to any disbursement of insurance proceeds held by Beneficiary hereunder that Beneficiary shall have approved (x) all plans and specifications for any proposed repair or restoration, (y) the construction schedule and (z) the architect's and general contractor's contract for all restoration that exceeds $25,000.00 in the aggregate. Beneficiary may establish other conditions it deems reasonably necessary to assure the work is fully completed in a good and workmanlike manner free of all liens or claims by reason thereof. Grantor's deposits made pursuant to this paragraph shall be used before the net insurance proceeds or net proceeds of any condemnation award, as applicable, for such restoration or repair. If the net insurance proceeds or net proceeds of any condemnation award, as applicable, are made available for restoration or repair, such work shall be completed by Grantor in an expeditious and diligent fashion, and in compliance with all applicable laws, rules and regulations. At Beneficiary's option, the net insurance proceeds or net proceeds of any condemnation award, as applicable, shall be disbursed pursuant to a construction escrow acceptable to Beneficiary. If following the final payments for the completion of such restoration or repair there are any net insurance proceeds or net proceeds of any condemnation award, as applicable, remaining, such proceeds shall be paid (i) to Grantor to the extent Grantor was required to make a deposit pursuant to this paragraph, (ii) then to fund any shortfall in the Replacement Reserve, (iii) then to Beneficiary to be applied to the Indebtedness, whether or not due and payable until paid in full, and (iv) then to Grantor. If an Event of Default then exists, or any of the conditions set forth in subparagraphs (a) through (d) of this PARAGRAPH 5 have not been met or satisfied, the net insurance proceeds or net proceeds of any condemnation award, as applicable, shall be applied to the Indebtedness, whether or not due and payable, with any excess paid to Grantor.

     6. PRESERVATION AND MAINTENANCE OF PROPERTY. Grantor (a) shall not commit waste or permit impairment or deterioration of the Property; (b) shall not abandon the Property; (c) shall keep the Property in good repair and restore or repair promptly, in a good and workmanlike manner, all or any part of the Property to the equivalent of its original condition, ordinary wear and tear excepted, or such other condition as Beneficiary may approve in writing, upon any damage or loss thereto, if net insurance proceeds are made available to cover in whole or in part the costs of such restoration or repair; (d) shall comply with all laws, ordinances, regulations and requirements of any governmental body, and all requirements of any documents applicable to the Property; (e) shall provide for management of the Property by Grantor or by a property manager satisfactory to Beneficiary pursuant to a contract in form and substance satisfactory to Beneficiary; (f) shall not take any steps whatsoever to convert the Property, or any portion thereof, to a condominium or cooperative form of management; (g) shall not install or permit to be installed on the Property any underground storage tank or above-ground storage tank without the written consent of Beneficiary; and (h) shall give notice in writing to Beneficiary of and, unless otherwise directed in writing by Beneficiary, appear in and defend any action or proceeding purporting to affect the Property, the security granted by the Loan Documents or the rights or powers of Beneficiary and/or Trustee. Neither Grantor nor any tenant or other person shall remove, demolish or alter any Improvement or any Fixture, equipment, machinery or appliance in or on the Land and owned or leased by Grantor except when incident to the replacement of Fixtures, equipment, machinery and appliances with items of like kind.

     7. PROTECTION OF BENEFICIARY'S SECURITY; LEASES. If Grantor fails to pay the Indebtedness or perform the Obligations, or if any action or proceeding is commenced which affects the Property, Trustee or Beneficiary, at Beneficiary's option, Beneficiary may make such appearances, disburse such sums and take such action as Beneficiary deems necessary, in its sole discretion, to protect the Property or Beneficiary's or Trustee's respective interests herein, including entry upon the Property to make repairs and perform environmental tests and studies. Any amounts disbursed by Beneficiary pursuant to this PARAGRAPH 7 (including attorneys' costs and expenses), with interest thereon at the "DEFAULT RATE" (defined in the Note) from the date of disbursement, shall become additional Indebtedness of Grantor secured by the Loan Documents and shall be due and payable on demand. Nothing contained in this PARAGRAPH 7 shall require Beneficiary to incur any expense or take any action hereunder.

     Grantor shall not be authorized to enter into any ground lease of the Property, without Beneficiary's prior written approval. Grantor shall not, without Beneficiary's prior written consent, modify, amend, surrender or terminate any Lease, which approval shall not be unreasonably withheld or delayed. All Leases of space in the Property shall be on the form of lease previously approved by Beneficiary with tenants and for a use acceptable to Beneficiary. All Leases of space in the Property executed or renewed after the date hereof must be approved by Beneficiary prior to the execution thereof by Grantor.

     Notwithstanding anything contained herein to the contrary, Grantor may enter into a proposed Lease (including the amendment, renewal or extension of an existing Lease (a "RENEWAL LEASE") without the prior written consent of Beneficiary, provided such proposed Lease or Renewal Lease (i) provides for rental rates and terms comparable to existing local market rates and terms (taking into account the type and quality of the tenant) as of the date such Lease or Renewal Lease is executed by Grantor (unless, in the case of a Renewal Lease, the rent payable during such renewal, or a formula or other method to compute such rent, is provided for in the original Lease), (ii) is an arms-length transaction with a bona fide, independent third party tenant, (iii) is written on the standard form of lease previously approved by Beneficiary,
(iv) is not for premises greater than or equal to 20,000 square feet of gross leaseable area of the Property, (v) is for the same use as the current use of the Property, (vi) shall not contain any options for renewal or expansion by the tenant thereunder at rental rates which are either below comparable market levels or less than the rental rates paid by the tenant during initial lease term; and (vii) shall be to a tenant which is experienced, creditworthy and reputable. If Beneficiary consents to any new Lease of space in the Property or the renewal of any existing Lease of space in the Property, at Beneficiary's request, Grantor shall cause the tenant thereunder to execute a subordination and attornment agreement in form and substance satisfactory to Beneficiary contemporaneously with the execution of such Lease. Grantor expressly understands that any and all new or proposed leases or Renewal Leases are included in the definition of "LEASE" or "LEASES" as such terms may be used throughout this Deed of Trust or any of the other Loan Documents. Notwithstanding anything contained herein to the contrary, Grantor may terminate a Lease without Beneficiary's request in the ordinary course of business if (a) the related tenant is in default and (b) either (x) such Lease is for less than 20,000 square feet of the then currently occupied and rentable square feet of space at the Property or (y) Grantor has executed a lease with a replacement tenant for the premises in question.

     8. INSPECTION. Beneficiary and its agents and designees may make or cause to be made reasonable entries upon and inspections of the Property, including for performing any environmental inspections and testing of the Property, and inspections of Grantor's books, records, and contracts at all reasonable times upon reasonable advance notice, which notice may be given in writing or orally. Grantor shall cooperate with Beneficiary and its agents and designees with respect to all such inspections, including any related to the sale or potential sale of all or any portion of the Loan by Beneficiary and any securitization or potential securitization involving the Loan.

     9. BOOKS AND RECORDS. Grantor shall keep and maintain at all times at Grantor's address stated above, or such other place as Beneficiary may approve in writing, complete and accurate books of accounts and records adequate to reflect correctly the results of the operation of the Property and copies of all written contracts, Leases and other instruments affecting the Property.

     10. FINANCIAL STATEMENTS. If required by Beneficiary, Grantor shall to furnish to Beneficiary, within 60 days after the end of each calendar month, until the first occurrence of either (i) the first 12 calendar months following the closing of the loan (the "LOAN") evidenced by the Note, or (ii) the Loan is securitized, a monthly unaudited (a) statement of income and expenses, each in reasonable detail, prepared on a consistent, Cash/Tax basis in accordance with sound accounting practices (relating to the real estate industry) and certified as true and complete by Grantor or its general partner, manager/managing member or chief financial officer, and (b) a rent roll showing the name of each tenant, and for each tenant, (i) the space occupied, (ii) the lease expiration date,
(iii) the rent payable, (iv) aged accounts receivables, (v) the rent paid to date and (vi) the security deposit being held for such tenant, each in reasonable detail and dated and certified as true and complete by Grantor or its general partner or chief financial officer. If required by Beneficiary, Grantor shall furnish to Beneficiary, within 60 days after the end of each fiscal quarter of the operation of the business of Grantor and at any other time upon Beneficiary's request, an unaudited (a) balance sheet and (b) a statement of income and expenses of the Property, each in reasonable detail, prepared on a consistent, Cash/Tax basis in accordance with sound accounting practices (relating to the real estate industry) and certified as true and complete by Grantor or its general partner, manager/managing member or chief financial officer. If required by Beneficiary, Grantor shall also furnish to Beneficiary, and shall cause each Guarantor to furnish to Beneficiary, within 60 days after the end of each fiscal year of Grantor, an unaudited (a) balance sheet, (b) a statement of income and expenses and (c) a statement of cash flows, each in reasonable detail, prepared on a consistent, Cash/Tax basis in accordance with sound accounting practices (relating to the real estate industry) and certified as true and complete by Grantor or its general partner, manager/managing member or chief financial officer. In addition, if required by Beneficiary, Grantor shall furnish within 60 days of Beneficiary's request (a) a leasing activity report for the Property during such fiscal quarter, (b) a capital expenditure report indicating the type and amount of each capital expenditure made during such fiscal quarter, and (c) any other information that Beneficiary may reasonably require, all of the foregoing shall be certified as true and complete by Grantor or its general partner, manager/managing member or chief financial officer. All of the information required by Beneficiary in this paragraph must be in a form acceptable to Beneficiary in its absolute and sole discretion. In addition, if required by Beneficiary, Grantor shall cause each Guarantor to provide to Beneficiary a copy of his/her/its financial statements as required by that certain Guaranty of even date herewith executed by Guarantor. If Grantor fails to timely furnish Beneficiary with any of the financial information and reports set forth in this paragraph within the required time periods, Beneficiary shall have the right, acting in its sole discretion, to hire a certified public accounting firm acceptable to Beneficiary, to prepare such financial information and reports, on an audited basis. The costs and expenses of such accounting firm shall be paid by Grantor on demand and, to the extent advanced by Beneficiary become, with interest thereon from the date advanced by Beneficiary at the Default Rate, additional Indebtedness of Grantor secured by the Loan Documents, Additionally, if Grantor fails to timely furnish Beneficiary with any of the financial information and reports set forth in this paragraph within the required time periods, Beneficiary shall be entitled to receive a late charge equal to $500.00 for each financial information and/or report not so furnished to Beneficiary (the "FINANCIAL LATE CHARGE"). The Financial Late Charge shall be due and payable by Grantor immediately upon receipt by Grantor of an invoice for same from Beneficiary. Until paid, the Financial Late Charge shall bear interest at the Default Rate, and shall be deemed additional Indebtedness of Grantor secured by the Loan Documents.

     11. HAZARDOUS SUBSTANCES. Grantor covenants and agrees that it (a) shall not use, generate, store, or allow to be generated, stored or used, any "HAZARDOUS SUBSTANCES" (hereinafter defined) on the Property, except in the ordinary course of Grantor's business and in accordance with all "ENVIRONMENTAL LAWS" (hereinafter defined), (b) shall at all times maintain the Property in full compliance with all applicable Environmental Laws, including timely remediating the Property if and when required, and (c) shall cause compliance by all tenants and sub-tenants on the Property with Grantor's covenants and agreements contained in this PARAGRAPH 11. Grantor shall promptly notify Beneficiary in writing of (i) any investigation, claim or other proceeding by any party caused or threatened in connection with any Hazardous Substances on the Property, or the failure or alleged failure of the Property to comply with any applicable Environmental Laws, or (ii) Grantor's discovery of any condition on or in the vicinity of the Property to fail to comply with applicable Environmental Laws.

     The term "ENVIRONMENTAL LAWS" shall include any present and future federal, state and/or local law, statute, ordinance, code, rule, regulation, license, authorization, decision, order, injunction or decree and/or other governmental directive or requirement, as well as common law, which pertains or relates to health, safety or the environment (including but not limited to, ground or air or water or noise pollution or contamination, and underground or above ground tanks) and shall include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), and any state or federal lien or superlien or environmental clean-up statutes, and regulations, rules, guidelines, or standards promulgated pursuant thereto all as amended from time to time. The term "HAZARDOUS SUBSTANCES" shall include any substance, whether solid, liquid or gaseous: (i) which is listed, defined or regulated as a "hazardous substance," "hazardous waste" or "solid waste," or otherwise classified as hazardous or toxic, in or pursuant to any Environmental Laws; or (ii) which is or contains asbestos, radon, any polychlorinated biphenyl, urea formaldehyde foam insulation, explosive or radioactive material, lead paint, or motor fuel or other petroleum hydrocarbons; or (iii) which causes or poses a threat to cause a contamination or nuisance on the Property or any adjacent property or a hazard to the environment or to the health or safety of persons on or about the Property.

     12. REPRESENTATIONS AND COVENANTS.

          (a) If Grantor is a corporation, it represents that it is a corporation duly organized existing and in good standing under the laws of its state of incorporation, that it is duly qualified and in good standing under the laws of the state where the Land is located, and that the execution and delivery of the Loan Documents and the performance of the obligations thereunder are within Grantor's corporate powers, have been duly authorized by all necessary action of its board of directors, and do not contravene the terms of its articles of incorporation or by-laws.

          (b) If Grantor is a general or limited partnership or a limited liability company, it represents that it is duly formed, organized and existing in the state of its formation, that it is qualified to do business under the laws of the state where the Land is located, and that the execution and delivery of the Loan Documents and the performance of the obligations thereunder do not conflict with any provision of Grantor's partnership agreement or operating agreement, as applicable, and all other certificates and agreements governing Grantor, and have been duly authorized by all necessary action of its partners or members.

          (c) Grantor represents that (i) the execution and delivery of the Loan Documents, the payment of the Indebtedness, and the performance of the Obligations do not violate any law or conflict with any agreement by which Grantor is bound, or any court order by which Grantor is bound, (ii) no consent or approval of any governmental authority or any third party is required for the execution or delivery of the Loan Documents, the payment of Indebtedness, and the performance of the Obligations, and (iii) the Loan Documents are valid and binding agreements, enforceable in accordance with their terms.

          (d) Grantor represents that (i) it is lawfully seized with fee simple title in the estate hereby conveyed; (ii) it has the right to mortgage, convey, assign and grant a first security interest in the Property; (iii) the Property is unencumbered, and Grantor will warrant and defend title to the Property against all claims and demands, subject to easements and restrictions listed in a schedule of exceptions to coverage in the title insurance policy accepted by Beneficiary insuring Trustee's and Beneficiary's respective interests in the Property; and (iv) it has no operations, assets or activities other than the Property.

          (e) Grantor represents and covenants that (i) all material permits, licenses, authorizations, approvals, and certificates, including certificates of completion and occupancy permits, required by law, ordinance or regulation have been obtained and are and shall remain in full force and effect; and (ii) Grantor and the use and occupancy of the Land and all improvements thereon are and shall remain in compliance with all laws, regulations, and ordinances, including without limitation, all restrictive covenants of record and zoning and building laws.

          (f) Grantor represents that all of the improvements on the Land lie wholly within the boundaries of and building line restrictions relating to the Land and no improvements located on adjoining lands encroach upon the Land so as to affect the value or marketability of the Property, except those which are insured against by the title insurance policy accepted by Beneficiary insuring Trustee's and Beneficiary's respective interests in the Property.

          (g) Grantor represents that the Property is served by public utilities, water and sewer (or septic facilities) and services in the surrounding community, including police and fire protection, public transportation, refuse removal, public education, and enforcement of safety codes which are adequate in relation to the premises and location on which the Property is located (taking into account the Permitted Use of the Property).

          (h) Grantor represents that the Property is serviced by public water and sewer systems which are adequate in relation of the improvements and location on which the Property is located. All liquid and solid waste disposal, septic and sewer systems located on the Property are in good and safe condition and repair and in compliance with all applicable laws.

          (i) Grantor represents that the Property has parking and other amenities necessary for the operation of the business currently conducted thereon which are adequate in relation to the premises and location on which the Property is located.

          (j) Grantor represents that the Property is a contiguous parcel and a separate tax parcel, and there are no delinquent taxes or other outstanding charges adversely affecting the Property.

          (k) Grantor represents that no action, omission, misrepresentation, negligence, fraud or similar occurrence has taken place on the part of any person that would reasonably be expected to result in the failure or impairment of full and timely coverage under any insurance policies providing coverage for the Property.

          (l) None of Grantor, any Guarantor, or any other holder of a direct or indirect legal or beneficial interest in Grantor is or will be, held, directly or indirectly, by a "foreign corporation," "foreign partnership," "foreign trust," "foreign estate," "foreign person," "affiliate" of a "foreign person" or a "United States intermediary" of a "foreign person" within the meaning of IRC Sections 897 and 1445, the Foreign Investments in Real Property Tax Act of 1980, the International Investment and Trade in Services Survey Act, the Agricultural Foreign Investment Disclosure Act of 1978, the regulations promulgated pursuant to such acts or any amendments to such acts.

          (m) None of Grantor or any Guarantor is insolvent, and there has been no (i) assignment made for the benefit of the creditors of any of them,
     (ii) appointment of a receiver for any of them or for the properties of any of them, or (iii) any bankruptcy, reorganization, or liquidation proceeding instituted by or against any of them.

          (n) All information in the application for the Loan submitted to Beneficiary (the "LOAN APPLICATION") and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan Application or in satisfaction of the terms thereof, are accurate, complete and correct in all material respects. There has been no material adverse change in the representations made or information heretofore supplied by or on behalf of Grantor or any Guarantor in connection with the Loan or the Loan Application as to Grantor, any Guarantor, or the Property. There has been no adverse change in any condition, fact, circumstance or event that would make any such representations or information inaccurate, incomplete or otherwise misleading.

          (o) Except as listed on EXHIBIT C hereto, (i) there is no litigation, arbitration, condemnation proceeding or other proceeding or governmental investigation pending or, to Grantor's knowledge, threatened against or relating to Grantor, any Guarantor, or the Property and there are no outstanding judgment(s) against or relating to Grantor or any Guarantor,
     (ii) Grantor and Guarantor each has not (A) had any property foreclosed upon, (B) given a deed in lieu of foreclosure, or (C) been involved in any criminal proceedings where Grantor or Guarantor was the defendant and (iii) Grantor has not defaulted on any loan or other indebtedness.

          (p) The proceeds evidenced by the Note will be used by Grantor solely and exclusively for proper business purposes and will not be used for the purchase or carrying of registered equity securities within the purview and operation of any regulation issued by the Board of Governors of the Federal Reserve System or for the purpose of releasing or retiring any indebtedness which was originally incurred for any such purpose.

          (q) Grantor represents and covenants that all Leases of space in the Property existing as of the date hereof are in writing.

          (r) Grantor covenants that Beneficiary shall be allowed to advertise in the various news or financial media that Beneficiary has provided the Loan to Grantor, but Grantor shall not do so without Beneficiary's prior written permission.

          (s) Grantor represents that Grantor and all Guarantors have filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. Neither Grantor nor any Guarantor knows of any basis for any additional assessment in respect to any such taxes and related liabilities for prior years.

          (t) Grantor covenants that if at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Deed of Trust, or impose any other tax or charge on the same, Grantor will pay for the same, with interest and penalties thereon, if any.

          (u) As of the date hereof, Grantor represents that Grantor and Guarantors have no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the Loan Documents.

          (v) Grantor has dealt with no broker other than L.J. Melody ("BROKER") and Grantor shall pay all fees and expenses owing to any mortgage broker and will indemnify, defend and hold Beneficiary harmless from any and all other brokerage claims related to the Loan. Notwithstanding the foregoing, Beneficiary may, at its sole election, pay incentive fees or other compensation (collectively, "INCENTIVES") to Broker. Those Incentives are intended to encourage Broker to bring loans to Beneficiary, and may be based on a variety of different factors, including the amount of the Loan, the Contract Rate (as defined in the Note) the spread, the number of loan applications or loans referred to Beneficiary, the amount of investigative, due diligence or other assistance provided by Broker, or other factors. Any cash payments to Broker are not referenced in the Loan Documents.

          (w) Grantor shall not modify, amend or terminate any tenants in common agreement (the "TIC AGREEMENT") without the prior written consent of Beneficiary, which consent may be withheld in Beneficiary's sole and absolute discretion.

          (x) Without limiting the generality of PARAGRAPH 15, there shall never be more than sixteen (16) tenants in common (collectively, the "TENANTS IN COMMON") (including Grantor) owning the Property.

          (y) Grantor covenants that it shall not terminate the property manager under that certain Management Agreement executed by and between Grantor and Triple Net Properties Realty, Inc. (the "PROPERTY MANAGER") or modify and/or terminate the Management Agreement or enter into a new management agreement, without the prior written consent of Beneficiary. In the event Grantor does terminate the Property Manager with the written consent of Beneficiary, Beneficiary shall have the right to approve the new management agreement and approve any new property manager named by Grantor which new property manager must be acceptable to Beneficiary in its sole discretion. The Management Agreement or any subsequently approved management agreement shall provide that such property manager may not be terminated without Beneficiary's prior written consent, and which such new property management agreement may not be terminated or amended without Beneficiary's prior written consent. In addition, the Management Agreement shall provide that all notice from Beneficiary to the Tenants in Common may go to the Property Manager on behalf of all Tenants in Common.

          (z) At all times during the term of the Loan, (1) Property Manager shall have all operating authority for the Property and (2) Grantor shall own no less than one percent (1%) of the total ownership interest, in the Property.

          (aa) Grantor shall give prompt notice to Beneficiary of any default under any the TIC Agreement.

Except as otherwise provided herein, each and all of the representations, covenants and obligations of Grantor shall survive the execution and delivery of the Loan Documents and shall continue in full force and effect until the Indebtedness is paid in full.

     13. LEASE ASSIGNMENT. Grantor acknowledges that, concurrently herewith Grantor is delivering to Beneficiary, as additional security for the repayment of the Loan, an Assignment of Leases and Rents (the "ASSIGNMENT") pursuant to which Grantor has assigned to Beneficiary all of Grantor's right, title and interest in the Leases and the Rents and income from the Property. All of the provisions of the Assignment are hereby incorporated herein as if fully set forth at length in the text of this Deed of Trust. Grantor agrees to abide by all of the provisions of the Assignment.

     14. SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENTS/ESTOPPEL CERTIFICATES.

          (a) Grantor shall, within 10 days after Beneficiary's request, furnish Beneficiary with a written statement, duly acknowledged, setting forth the sums secured by the Loan Documents and any right of set-off, counterclaim or other defense which exists against such sums and the Obligations.

          (b) If the Property includes commercial property, Grantor shall use best efforts (including institution of litigation) to deliver to Beneficiary upon request, tenant subordination, non-disturbance and attornment agreements/estoppel certificates from each commercial tenant at the Property in form and substance reasonably satisfactory to Beneficiary provided that Grantor shall not be required to deliver such certificates more frequently than two (2) times in any calendar year.

     15. TRANSFERS OF THE PROPERTY OR OWNERSHIP INTERESTS IN GRANTOR; ASSUMPTION; DUE ON SALE/ENCUMBRANCE.

          (a) NO SALE/ENCUMBRANCE. Grantor agrees that Grantor shall not, without the prior written consent of Beneficiary, sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any interest therein any part thereof or permit the Property or any part thereof to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred except for: (i) pursuant to Leases of space in the Property to tenants in accordance with the provisions of PARAGRAPH 7; (ii) in connection with a condemnation action or other taking; or (iii) the disposal of personalty that is obsolete or no longer used or useful, so long as such personalty is replaced with similar items of comparable value and utility and in which Beneficiary has a first lien and mortgage. In addition, Grantor shall not allow, without the prior written consent of Beneficiary, any pledge of any ownership interests in Grantor.

          (b) SALE/ENCUMBRANCE DEFINED. A sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property within the meaning of this PARAGRAPH 15 shall be deemed to include, but not limited to the following: (i) an installment sales agreement wherein Grantor agrees to sell the Property or any part thereof for a price to be paid in installments; (ii) an agreement by Grantor leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a mortgage in, Grantor's right, title and interest in and to any Leases or any Rents; (iii) a sale, encumbrance, pledge, hypothecation, or transfer of more than 49% in the aggregate (which may be pursuant to one or more transactions during the term of the Loan) of the ownership interests (including beneficial interests) in Grantor or in the general partner or managing member of Grantor, if applicable; or (iv) a sale, encumbrance, pledge, hypothecation, or transfer of any general partner or managing member interest in the Grantor, if applicable. Notwithstanding the foregoing, provided that no default has occurred, the following transfers of interests in Grantor shall not be deemed to be a sale or encumbrance for the purpose of this PARAGRAPH 15: (I) transfers of interests in Grantor for estate planning purposes to immediate family members (which shall be limited to a spouse, parent, child and grandchild (each an "IMMEDIATE FAMILY MEMBER")) of such party or to trusts or entities created for the benefit of Immediate Family Members provided that (A) if the transferor is a Guarantor, such Guarantor still controls such transferred interest and such Guarantor shall not be released from any guaranty or indemnity agreement by virtue of such permitted transfer, (B) Grantor shall provide Beneficiary with 30 days' prior written notice of any such permitted transfer, (C) Grantor shall reimburse Beneficiary for all costs and expenses, including reasonable attorney fees incurred by Beneficiary in connection with such permitted transfer, (D) there has been no change in control or management rights as a result of such transfer, (E) such transfer has no effect on the continuing status of Grantor, and (F) Grantor shall furnish Beneficiary with copies of any documentation executed in connection with such permitted transfer promptly after execution thereof,
     (ii) transfers of interests in Grantor by operation of law or upon death by devise or descent, or (iii) transfers of interests in Grantor to Guarantor(s).

          (c) ASSUMPTION. Notwithstanding the foregoing provisions of this PARAGRAPH 15, a sale of the Property (provided there are no more than sixteen [16] Tenants in Common at any one time in the aggregate, including Grantor, TIME BEING OF THE ESSENCE in accordance with PARAGRAPH 15(D) BELOW and assumption of this Loan (hereinafter, an "ASSUMPTION") in its entirety prohibited by the foregoing may be permitted during the term of the Note to any entity, subject to Beneficiary's prior written consent, which shall not be unreasonably withheld or delayed, provided that each of the following terms and conditions are satisfied:

               (i) Grantor is in compliance with all terms and conditions of the Loan Documents and no default has occurred and is then continuing hereunder or under any of the other Loan Documents and the proposed transferee ("TRANSFEREE") agrees to continue to comply with and be bound by all provisions of the Loan Documents;

               (ii) Grantor gives Beneficiary written notice of the terms of such prospective Assumption not less than sixty (60) days before the date on which such Assumption is scheduled to take place and, concurrently therewith, gives Beneficiary all such information concerning Transferee as Beneficiary reasonably requests. Beneficiary shall have the right to approve or disapprove the proposed Transferee. In determining whether to give or withhold its approval of the proposed Transferee, Beneficiary shall consider Transferee's experience in owning and operating a facility similar to the Property, Transferee's entity structure, Transferee's financial strength, the Transferee's general business standing and Transferee's relationship and experience with contractors, vendors, tenants, lenders and other business entities;

               (iii) Grantor shall pay Beneficiary (A) in connection with such proposed Assumption, all reasonable out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees incurred by Beneficiary and any rating agency approval fees (whether such transfer is approved or rejected), plus (B) concurrently with the closing of such Assumption, a nonrefundable assumption fee in an amount equal to 1% of the then outstanding principal balance of the Note;

               (iv) Transferee executes and delivers such documents and agreements as Beneficiary shall reasonably require to evidence and effectuate said assumption and delivers such legal opinions as Beneficiary may reasonably require, including, without limitation, hazard insurance endorsements or certificates and other similar materials as Beneficiary may deem necessary at the time of the Assumption, all in form and substance satisfactory to Beneficiary, including, without limitation, an endorsement or endorsements to Beneficiary's loan title insurance policy insuring the lien of this Deed of Trust, extending the effective date of such policy to the date of execution and delivery of the assumption agreement referenced in this SUBPARAGRAPH 15(C)(IV), with no additional exceptions added to such policy, except for items consented to by Beneficiary or permitted under this Deed of Trust, and insuring that fee simple title to the Property is vested in the Transferee;

               (v) Grantor executes and delivers to Beneficiary, without any cost or expense to Beneficiary, a release of Beneficiary, its officers, directors, employees and agents, from all claims and liability relating to the transactions evidenced by the other security documents through and including the date of the closing of the

          Assumption, which agreement shall be in form and substance satisfactory to Beneficiary and shall be binding upon the Transferee;

               (vi) subject to the provisions of PARAGRAPH 14 of the Note, such Assumption is not construed so as to relieve Grantor of any personal liability under the Note or any of the Loan Documents for any act or events occurring or obligations arising prior to or simultaneously with the closing of such Assumption (excluding payment of the principal amount of the Note and interest accrued thereon) and Grantor executes, without any cost or expense to Beneficiary, such documents and agreements as Beneficiary shall reasonably require to evidence and effectuate the ratification of such personal liability;

               (vii) Transferee shall furnish, if Transferee is a corporation, partnership or other entity, all appropriate papers evidencing Transferee's capacity in good standing and the qualification of the signers to execute the assumption of the Obligations, which paper shall include certified copies of all documents relating to the organization and formation of Transferee and of the entities, if any, which are partners, members or shareholders of Transferee. Transferee and such constituent partners, members or shareholders of Transferee (as the case may be) as Beneficiary shall require, shall be single purpose entities, whose formation documents shall be approved by counsel to Beneficiary; and

               (viii) Transferee shall furnish an opinion of counsel satisfactory to Beneficiary and its counsel stating that (A) Transferee's formation documents provide proof for the matters described in SUBPARAGRAPH (VII) above, (B) the assets of Transferee will not be consolidated with the assets of any other entity having an interest in, or affiliation with, the Transferee, in the event of a bankruptcy or insolvency of any such entity if required by any rating agency after the securitization of the Loan, (C) the assumption of the Obligations has been duly authorized, executed and delivered and the Loan Documents are valid, binding and enforceable against the Transferee in accordance with their terms, (D) Transferee and any entity which is a controlling stockholder, general partner or managing member of Transferee have been duly organized and are in good standing and in existence, and (E) with respect to such other matters as Beneficiary or any applicable rating agency may request.

Any such Assumption shall not be construed as to relieve any current Guarantors of their obligations under any guarantees or indemnity agreements executed in connection with the Note, provided that if Transferee or a party associated with Transferee approved by Beneficiary in its sole discretion assumes the obligations of the current Guarantors under their guarantees or indemnity agreements and Transferee or such party associated with Transferee if applicable, executes, without any cost or expense to Beneficiary, a new guarantee and/or indemnity agreement in form and substance satisfactory to Beneficiary, then Beneficiary shall release the current Guarantors from all obligations first arising under their guarantees or indemnity agreements after the closing of such Assumption;

          (d) BENEFICIARY'S RIGHTS. Except as provided in SUBPARAGRAPH 15(C) above, Beneficiary reserves the right to condition the consent required hereunder upon a modification of the terms hereof and on assumption of the Note, this Deed of Trust and the Loan Documents as so modified by the proposed Transferee, payment of an assumption fee, and all of Beneficiary's expenses incurred in connection with such transfer, the approval by a rating agency of the proposed transferee, the proposed transferee's continued compliance with the covenants set forth in this Deed of Trust, including, without limitation, the covenants contained in Paragraph 17, or such other conditions as Beneficiary shall determine in its sole discretion to be in the interest of Beneficiary. All of Beneficiary's out-of-pocket expenses incurred shall be payable by Grantor whether or not Beneficiary consents to the Assumption. Beneficiary shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Note immediately due and payable upon Grantor's prohibited sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property without Beneficiary's consent. This provision shall apply to every sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property regardless of whether voluntary or not, or whether or not Beneficiary has consented to any previous sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property.

          (e) MEZZANINE FINANCING. Beneficiary acknowledges, approves and consents to that certain Mezzanine Debt ("MEZZANINE DEBT") evidenced by that certain Junior Promissory Note, dated as of ______________, 2005 in the original principal amount of $3,000,000.00 to Grantor from Beneficiary ("MEZZANINE DEBT LENDER"), and secured by that certain junior Deed of Trust, Security Agreement and Fixture Filing dated as of ______________, 2005, granted by Grantor, and which such Mezzanine Debt is subordinated to the Loan pursuant to that certain Intercreditor Agreement, dated as of ______________, 2005, between Mezzanine Debt Lender and Beneficiary. Notwithstanding anything contained herein to the contrary, Borrower acknowledges and agrees that the Mezzanine Debt shall be the only permitted Mezzanine Debt while the Loan is outstanding.

     16. NO ADDITIONAL LIENS. Grantor covenants not to execute any deed of trust, security agreement, assignment of leases and rents or other agreement granting a lien (except the liens granted to Beneficiary and Trustee by the Loan Documents) or, except as set forth in PARAGRAPH 2 above, take or fail to take any other action which would result in a lien against the interest of Grantor in the Property without the prior written consent of Beneficiary.

     17. SINGLE ASSET ENTITY. Grantor shall not hold or acquire, directly or indirectly, any ownership interest (legal or equitable) in any real or personal property other than the Property, or become a shareholder of or a member or partner in any entity which acquires any property other than the Property, until such time as the Indebtedness has been fully repaid and all Obligations are satisfied. Grantor's articles of incorporation, partnership agreement or operating agreement, as applicable, (w) limit its purpose to the acquisition, ownership, operation and disposition of the Property, (x) prohibit other activities, mergers, consolidations, and asset sales while the Loan is outstanding, (y) contain separateness covenants, and (z) provide that such provisions shall not be amended without the prior written consent of Beneficiary. Grantor covenants:

          (a) To maintain its assets, accounts, books, records, financial statements, stationery, invoices, and checks separate from and not commingled with any of those of any other person or entity;

          (b) To conduct its own business in its own name, pay its own liabilities out of its own funds (including paying salaries of its own employees), allocate fairly and reasonably any overhead for shared employees and office space, and to maintain an arm's length relationship with its affiliates;

          (c) To hold itself out as a separate entity, correct any known misunderstanding regarding its separate identity, and observe all organizational formalities;

          (d) Not to guarantee or become obligated for the debts of any other entity or person or hold out its credits as being available to satisfy the obligations of others, including not acquiring obligations or securities of its partners, members or shareholders;

          (e) Not to pledge its assets for the benefit of any other entity or person or make any loans or advances to any person or entity;

          (f) Not to enter into any contract or agreement with any Guarantor or any party which is directly or indirectly controlling, controlled by or under common control with Grantor or Guarantor (an "AFFILIATE"), except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any Guarantor or Affiliate;

          (g) Grantor will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and maintain a sufficient number of employees in light of its contemplated business operations;

          (h) Neither Grantor nor any constituent party of Grantor will seek to sell assets of Grantor or the dissolution or winding up, in whole or in part, of Grantor, nor will Grantor merge with or be consolidated into any other entity;

          (i) Grantor has and will maintain its assets segregated from those of any constituent party of Grantor, Affiliate, Guarantor or any other person or entity;

          (j) Grantor shall obtain and maintain in full force and effect, and abide by and satisfy the material terms and conditions of, all material permits, licenses, registrations and other authorizations with or granted by any governmental authorities that may be required from time to time with respect to the performance of its obligations under this Deed of Trust;

          (k) Since its inception, Grantor has not owned any asset, conducted any business or operation or engaged in any business or activity other than ownership and operation of the Property. Grantor has no debts or obligations other than normal accounts payable in the ordinary course of business that are not secured, this Deed of Trust, and the Loan it secures. Any other indebtedness or other obligation of Grantor has been paid in full prior to or through application of proceeds from the funding of the Loan; and

          (1) Grantor represents that it does not have and will not incur any other indebtedness other than (i) the Indebtedness; (ii) unsecured trade payables (that are customary and not evidenced by a promissory note) related to the ownership and operation of the Property and incurred in the ordinary course of business and which shall not exceed 60 days in duration from the date such trade payables are first incurred by Grantor, and which shall not exceed $260,000.00; and (iii) the Mezzanine Debt.

     18. GRANTOR AND LIEN NOT RELEASED. Without affecting the liability of Grantor or any other person liable for the payment of the Indebtedness, and without affecting the lien or charge of this Deed of Trust as security for the payment of the Indebtedness, Beneficiary and Trustee may, from time to time and without notice to any junior lien holder or holder of any right or other interest in and to the Property: (a) release any person so liable, (b) waive or modify any provision of this Deed of Trust or the other Loan Documents or grant other indulgences, (c) release all or any part of the Property, (d) take additional security for any obligation herein mentioned, (e) subordinate the lien or charge of this Deed of Trust, (f) consent to the granting of any easement, or (g) consent to any map or plan of the Property.

     19. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT AND FIXTURE FILING. This Deed of Trust shall constitute a security agreement and fixture filing pursuant to the Uniform Commercial Code in effect from time to time for any of the items specified herein as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code (collectively, the "COLLATERAL"), and Grantor hereby, pursuant to the terms of this Deed of Trust, grants Beneficiary a security interest in the Collateral. Any reproduction of this Deed of Trust or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Grantor agrees to execute and deliver to Beneficiary any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Deed of Trust in such form as Beneficiary may require to perfect a security interest with respect to said items. Grantor shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Beneficiary may reasonably require. Grantor shall, at Beneficiary's request, at any time and from time to time, execute and deliver to Beneficiary such financing statements, amendments and other documents and do such acts as Beneficiary deems necessary in order to establish and maintain valid, attached and perfected first security interests in the Collateral in favor of Beneficiary, free and clear of all liens, claims and rights of third parties whatsoever. Grantor hereby irrevocably authorizes Beneficiary at any time, and from time to time, to execute and file in any jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of
Article 9 of the Uniform Commercial Code of the jurisdiction wherein such financing statement or amendment is filed, or (ii) as being of an equal or lesser scope or within greater detail, and (b) contain any other information required by Section 5 of Article 9 of the Uniform Commercial Code of the jurisdiction wherein such financing statement or amendment is filed regarding the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Grantor is an organization, the type of organization and any organization identification number issued to the Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Grantor agrees to furnish any such information to Beneficiary promptly upon request. Grantor further ratifies and affirms its authorization for any financing statements and/or amendments thereto, executed and filed by Beneficiary in any jurisdiction prior to the date of this Deed of Trust. In addition, Grantor covenants to: (w) obtain acknowledgments from any bailee holding Collateral; (x) obtain consents from any letter of credit issuers; (y) notify and take steps to perfect Beneficiary's security interest in any Commercial Tort Claims; and (z) take any action necessary to vest control in Beneficiary of any of Grantor's Electronic Chattel Paper. If an Event of Default shall occur, Beneficiary, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including without limitation, the right to take possession of the Collateral or any part thereof, and to take such other measures as Beneficiary may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Beneficiary, Grantor shall, at its expense, assemble the Collateral and make it available to Beneficiary at a convenient place acceptable to Beneficiary. Grantor shall pay to Beneficiary on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Beneficiary in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Beneficiary with respect to the Collateral sent to Grantor in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Grantor. Capitalized words and phrases used herein in this Paragraph 19 and not otherwise defined herein shall have the respective meanings assigned to such terms in either: (i) Article 9 of the Uniform Commercial Code as in force in the State of Illinois at the time the financing statement was filed by Beneficiary, or (ii) Article 9 as in force at any relevant time in the State of Illinois, the meaning to be ascribed thereto with respect to any particular item of property shall be that under the more encompassing of the two definitions.

     FOR PURPOSES OF THE UNIFORM COMMERCIAL CODE THE FOLLOWING INFORMATION IS
FURNISHED:

          a. The name and address of the record owner of the real estate described in this instrument is:

               NNN Executive Center, LLC
               and the parties listed on EXHIBIT D hereto
               1551 N. Tustin Avenue
               Suite 200
               Santa Ana, California 92705

          b.   The name and address of the debtor (Grantor) is:

               NNN Executive Center, LLC
               and the parties listed on EXHIBIT D hereto
               1551 N. Tustin Avenue
               Suite 200
               Santa Ana, California 92705

          c.   The name and address of the secured party (Beneficiary) is:

               LaSalle Bank National Association
               135 South LaSalle Street
               Suite 3410
               Chicago, Cook County, Illinois 60603

          d. Information concerning the security interest evidenced by this instrument maybe obtained from the secured party at its address above.

          e. This document covers assets and personal property which are or are to become fixtures.

          f.   The debtor (Grantor) is a Delaware limited liability company.

     20. EVENTS OF DEFAULT; ACCELERATION OF INDEBTEDNESS; REMEDIES. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" under this Deed of Trust:

          (a) failure of Grantor to pay (i) within 5 days of the due date, any of the Indebtedness, including any payment due under the Note or (ii) the outstanding Indebtedness including all accrued and unpaid interest in full on the Maturity Date; or

          (b) failure of Grantor to provide Beneficiary with evidence of renewal of any insurance required hereunder within 10 days of Beneficiary's request therefore, or

          (c) failure of Grantor to pay when due any taxes, assessments and other similar charges levied against the Property, or ground rents, if applicable, except to the extent sums sufficient to pay such amounts have been escrowed with Beneficiary as required under PARAGRAPH 3 and Grantor has given notice of such amounts due to Beneficiary; or

          (d) failure of Grantor to strictly comply with PARAGRAPHS 15,16 AND 17 of this Deed of Trust; or

          (e) failure of Grantor to comply with the financial reporting requirements of PARAGRAPH 10 within 10 days after notice from Beneficiary; or

          (f) a petition under any Chapter of Title 11 of the United States Code or any similar law or regulation is filed by or against Grantor or any Guarantor (and in the case of an involuntary petition in bankruptcy, such petition is not discharged within 60 days of its filing), or a custodian, receiver or trustee for any of the Property is appointed, or Grantor or any Guarantor makes an assignment for the benefit of creditors, or any of them are adjudged insolvent by any state or federal court of competent jurisdiction, or an attachment or execution is levied against any of the Property; or

          (g) the occurrence of an "EVENT of DEFAULT" under and as defined in any other Loan Document; or

          (h) Grantor is in default in the payment of any indebtedness (other than the Indebtedness) and such default is declared and is not cured within the time, if any, specified therefor in any agreement governing the same; or

          (i) any statement, report or certificate made or delivered to Beneficiary by Grantor or any Guarantor is not materially true and complete, or any representation or warranty made or delivered to Beneficiary by Grantor or any Guarantor is not materially true and correct; or

          (j) seizure or forfeiture of the Property, or any portion thereof, or Grantor's interest therein, resulting from criminal wrongdoing or other unlawful action of Grantor, its affiliates, or any tenant in the Property under any federal, state or local law; or

          (k) failure of Grantor, within 30 days after notice and demand, to satisfy each and every Obligation, other than those set forth in the subparagraphs above; provided, however, if such failure to satisfy such Obligation cannot by its nature be cured within 30 days, and if Grantor commences to cure such failure promptly after written notice thereof and thereafter diligently pursues the curing thereof (and then in all events cures such failure within 60 days after the original notice thereof), Grantor shall not be in default hereunder during such period of diligent curing; or

          (l) the termination of the Property Manager or modification or termination of the Management Agreement or TIC Agreement without the prior written consent of the Beneficiary; or

          (m) the filing of any action to partition all or any portion of the Property or any action to compel any sale thereof; or

          (n) the failure of Grantor to fully cooperate with Beneficiary in the establishment of the Lockbox Account.

     Upon the occurrence of an Event of Default, the Indebtedness, at the option of the Beneficiary, shall become immediately due and payable without notice to Grantor, and Beneficiary and Trustee, shall be entitled to immediately exercise and pursue any or all of the rights and remedies contained in this Deed of Trust and any other Loan Document or otherwise available at law or in equity. Each remedy provided in the Loan Documents is distinct and cumulative to all other rights or remedies under the Loan Documents or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

     21. ENTRY; REMEDIES. Upon the occurrence of an Event of Default, (a) Grantor, upon demand of Beneficiary, shall forthwith surrender to Beneficiary the actual possession, or to the extent permitted by law, Beneficiary itself, or by such officers or agents as it may appoint, may enter and take possession of all or any part of the Property, and may exclude Grantor and its agents and employees wholly therefrom, and may have joint access with Grantor to the books, papers and accounts of Grantor; and (b) if Grantor shall for any reason fail to surrender or deliver the Property or any part thereof after such demand by Beneficiary, Beneficiary may obtain a judgment or decree conferring on Beneficiary the right to immediate possession or requiring the delivery to Beneficiary of the Property, and Grantor specifically consents to the entry of such judgment or decree. Upon every such entering upon or taking of possession, Beneficiary may hold, store, use, operate, manage and control the Property and conduct the business thereof. Beneficiary shall have no liability for any loss, damage, injury, cost or expense resulting from any action or omission by it or its representatives which was taken or omitted in good faith.

     Upon any sale, Beneficiary may bid for and purchase the Property and shall be entitled to apply all or part of the Indebtedness as a credit to the purchase price.

     Upon the occurrence of an Event of Default, then, without notice to or the consent of Grantor, Beneficiary shall be entitled to immediately exercise or pursue or cause to be exercised or pursued any or all of the rights and remedies contained in this Deed of Trust and in any other Loan Document or otherwise available at law or in equity, including the right to do any one or more of the following:

          (a) Cause the Trustee to sell the Property, and all estate, right, title, interest, claim and demand of Grantor therein, and all rights of redemption thereof, at one or more sales, as an entirety or in parcels, with such elements of real or personal property, or both, at public venue at the courthouse for the county where this Deed of Trust is recorded (or such other place as may be proper for the conduct of such sale in the jurisdiction in which the Property is located) to the highest bidder for cash at such time and place and upon such terms as it may deem expedient, or as may be required by applicable law, after first giving notice as required by applicable law, and in the event of a sale, by foreclosure, power of sale or otherwise, of less than all of the Property, this Deed of Trust shall continue as a lien and security interest on the remaining portion of the Property;

          (b) To enter upon, take possession of and manage the Property for the purpose of collecting the Rents;

          (c) To require Grantor to hold all Rents collected in trust for the benefit of Beneficiary;

          (d) Dispossess by the usual summary proceedings any Tenant defaulting in the payment of Rent to Grantor;

          (e) Lease the Property or any part thereof;

          (f) Repair, restore, and improve the Property;

          (g) Apply the Rent after payment of Property expenses as determined by Beneficiary to Grantor's indebtedness under the Loan Documents;

          (h) Apply to any court of competent jurisdiction for specific performance of this Deed of Trust, an injunction against the violation hereof and/or the appointment of a receiver; and

          (i) To foreclose this Deed of Trust by judicial or non-judicial process.

     The foregoing remedies shall be cumulative of any other nonjudicial remedies available to Beneficiary under this Deed of Trust or the other Loan Documents, at law or in equity. Proceeding with a request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available nonjudicial remedy of Beneficiary.

     22. EXPENDITURES AND EXPENSES. Grantor acknowledges and confirms that Beneficiary shall impose certain administrative processing and/or commitment fees in connection with (a) the extension, renewal, modification, amendment and termination of its loans, (b) the release or substitution of collateral therefor, (c) obtaining certain consents, waivers and approvals with respect to the Property, or (d) the review of any Lease or proposed Lease or the preparation or review of any subordination, non-disturbance and attornment agreement. In addition, in any civil action to foreclose the lien hereof or otherwise enforce Trustee's or Beneficiary's rights, there shall be allowed and included as additional Indebtedness in the order or judgment for foreclosure and sale or other order all expenditures and expenses which may be paid or incurred by or on behalf of Beneficiary including attorneys' fees, costs and expenses, receiver's fees, costs and expenses, appraiser's fees, engineers' fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimates as to items to be expended after entry of said order or judgment) of procuring all such abstracts of title, title searches and examination, title insurance policies, Torrens' Certificates and similar data and assurances with respect to the title as Beneficiary may deem reasonably necessary either to prosecute such civil action or to evidence to bidders at any sale which may be had pursuant to such order or judgment the true condition of the title to, or the value of, the Property (all said expenditures and expenses are hereinafter collectively referred to as the "REIMBURSABLE EXPENSES"). All Reimbursable Expenses, and such costs, expenses and fees as may be incurred by Beneficiary at any time or times hereafter in the protection of the Property, in enforcing the Obligations, and/or the maintenance of the lien established by any of the Loan Documents, including accountants' and attorneys' fees, costs and expenses in any advice, litigation, or proceeding affecting the Loan Documents or the Property, whether instituted by Beneficiary, Trustee, Grantor or any other party, or in preparation for the commencement or defense of any action or proceeding or threatened action or proceeding, shall be immediately due and payable to Beneficiary by Grantor, and, to the extent such services relate to the Hazardous Substances Indemnification Agreement of even date herewith from Grantor and Guarantors in favor of Beneficiary, by Grantor and Guarantors, with interest thereon at the Default Rate set forth in the Note, and shall be secured by the Loan Documents. In addition, Grantor shall be liable for the payment of all commissions and brokerage fees relating to the Loan.

     23. APPLICATION OF PROCEEDS OF SALE. The proceeds of any sale of the Property shall be distributed and applied in the order of priority set forth in the Note with the excess, if any, being applied to any parties entitled thereto as their rights may appear.

     24. APPOINTMENT OF RECEIVER OR MORTGAGEE IN POSSESSION. If an Event of Default is continuing or if Beneficiary shall have accelerated the Indebtedness, Beneficiary, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right, without notice, and without regard to the occupancy or value of any security for the Indebtedness, without any showing of fraud or mismanagement on the part of Grantor or the insolvency of any party bound for its payment, without regard to the existence of a declaration that the Indebtedness, or any portion thereof, is immediately due and payable, and without regard to the filing of a notice of default, to the appointment of a receiver or the appointment of Beneficiary to take possession of and to operate the

Property, and to collect and apply the rents, issues, profits and revenues thereof, and Grantor consents to such appointment.

     25. FORBEARANCE BY BENEFICIARY NOT A WAIVER. Any forbearance by Beneficiary in exercising any right or remedy under any of the Loan Documents, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. Beneficiary's acceptance of payment of any sum secured by any of the Loan Documents after the due date of such payment shall not be a waiver of Beneficiary's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Beneficiary shall not be a waiver of Beneficiary's right to accelerate the maturity of the Indebtedness, nor shall Beneficiary's receipt of any awards, proceeds or damages under PARAGRAPH 5 hereof operate to cure or waive Grantor's default in payment or sums secured by any of the Loan Documents. With respect to all Loan Documents, only waivers made in writing by Beneficiary shall be effective against Beneficiary.

     26. WAIVER OF STATUTE OF LIMITATIONS. Grantor hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien created by any of the Loan Documents or to any action brought to enforce the Note or any other obligation secured by any of the Loan Documents.

     27. WAIVER OF HOMESTEAD AND REDEMPTION. Grantor hereby waives all rights of homestead exemption in the Property. Grantor hereby waives all right of redemption on behalf of Grantor and on behalf of all other persons acquiring any interest or title in the Property subsequent to the date of this Deed of Trust, except decree or judgment creditors of Grantor.

     28. JURY TRIAL WAIVER. GRANTOR AND BENEFICIARY, BY ITS ACCEPTANCE OF THIS DEED OF TRUST, EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THE LOAN DOCUMENTS AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY GRANTOR AND BY BENEFICIARY, AND GRANTOR ACKNOWLEDGES ON BEHALF OF ITSELF AND ITS PARTNERS, MEMBERS, SHAREHOLDERS, AS THE CASE MAY BE, THAT NEITHER BENEFICIARY, TRUSTEE NOR ANY PERSON ACTING ON BEHALF OF BENEFICIARY OR TRUSTEE HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. GRANTOR AND BENEFICIARY ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT GRANTOR AND BENEFICIARY HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THE LOAN DOCUMENTS AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. GRANTOR AND BENEFICIARY FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THE LOAN DOCUMENTS AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF THEIR OWN FREE

WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH
COUNSEL.

     29. INDEMNIFICATION. In addition to any other indemnifications provided in any of the other Loan Documents, Grantor shall, at its sole cost and expense, protect, defend, indemnify, release and save harmless Beneficiary, Trustee, or any person or entity who is or will have been involved in the servicing of this Loan, as well as the respective affiliates, subsidiaries, persons controlling or under common control, directors, officers, shareholders, members, partners, employees, agents, servants, representatives, contractors, subcontractors, participants, successors and assigns of any and all of the foregoing (collectively, the "INDEMNIFIED PARTIES"), from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including without limitation reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against any of the Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) ownership of this Deed of Trust, the Property or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Indebtedness, the Note, this Deed of Trust or any other Loan Documents; (c) any and all lawful action that may be taken by Beneficiary or Trustee in connection with the enforcement of the provisions of this Deed of Trust or the Note or any other Loan Documents, whether or not suit is filed in connection with same, or in connection with Grantor or any Guarantor becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any failure on the part of Grantor to perform or comply with any of the terms of this Deed of Trust; (f) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (g) any failure of the Property to comply with any laws or ordinances affecting or which may be interpreted to affect the Property; or (h) any representation or warranty made in the Note, this Deed of Trust or the other Loan Documents being false or misleading in any respect as of the date such representation or warranty was made. THE FOREGOING INDEMNIFICATION EXPRESSLY APPLIES TO AND INCLUDES COSTS, DAMAGES AND CLAIMS ARISING, IN WHOLE OR IN PART, FROM THE NEGLIGENCE OF LENDER, BUT NOT ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT THE FOREGOING RELEASE COVERS ALL LIABILITIES, OBLIGATIONS, COSTS, EXPENSES, CLAIMS AND DAMAGES, RESULTING FROM THE NEGLIGENCE OF BENEFICIARY, ITS SUCCESSORS, ASSIGNS, PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, ADMINISTRATORS, TRUSTEES, SUBSIDIARIES, AFFILIATES, BENEFICIARIES, SHAREHOLDERS AND REPRESENTATIVES, WHETHER SUCH NEGLIGENCE BE THE SOLE NEGLIGENCE (WHETHER SIMPLE, GROSS, OR STRICT LIABILITY) OF SUCH INDEMNIFIED PARTIES OR CONTRIBUTORY. The obligations and liabilities of Grantor under this PARAGRAPH 29 (A) shall survive for a period of two (2) years following any release of this Deed of Trust executed by Beneficiary and satisfaction of the Loan evidenced by the Loan Documents, and (B) shall survive the transfer or assignment of this Deed of Trust, the entry of a judgment of foreclosure, sale of the Property by nonjudicial foreclosure sale, or delivery of a deed in lieu of foreclosure (including, without limitation, any transfer by Grantor of any of its rights, title and interest in and to the Property to any party, whether or not affiliated with Grantor); provided, however, that any act or omission pursuant to subparagraphs (a) through (h) above was taken or occurred prior to the payment in full of the Indebtedness.

     30. DUTY TO DEFEND. Upon written request by an Indemnified Party, Grantor shall defend such Indemnified Party (if requested by an Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of the Indemnified Parties, their attorneys shall control the resolution of the claim or proceeding. Upon demand, Grantor shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, and other professionals in connection therewith. Any amounts payable to any of the Indemnified Parties by reason of the application of PARAGRAPH 29 or this paragraph shall be secured by this Deed of Trust and shall become immediately due and payable and shall bear interest at the Default Rate specified in the Note from the date loss or damage is sustained by any of the Indemnified Parties until paid.

     31. ERISA. Grantor covenants and agrees that during the term of the Loan,
(a) Grantor is not a and will not become a "party in interest" as defined in
Section 3(14) of the Employee Retirement Income Security Act of 1974, as amended, with respect to any employee benefit plan, (b) Grantor will take no action that would cause it to (i) become an "employee benefit plan" or (ii) otherwise be considered "plan assets" as defined in 29 C.F.R. Section 2510.3-101, or "assets of a governmental plan" subject to regulation under the state statutes, and (c) Grantor will not sell, assign or transfer the Property, or any portion thereof or interest therein, to any transferee that does not execute and deliver to Beneficiary its written assumption of the obligations of this covenant. Grantor further covenants and agrees to protect, defend, indemnify and hold Beneficiary harmless from and against all loss, cost, damage and expense (including without limitation, all attorneys' fees and excise taxes, costs of correcting any prohibited transaction or obtaining an appropriate exemption) that Beneficiary may incur as a result of Grantor's breach of this covenant. This covenant and indemnity shall survive the extinguishment of the lien of this Deed of Trust by foreclosure or action in lieu thereof; furthermore, the foregoing indemnity shall supersede any limitations on Grantor's liability under any of the Loan Documents.

     32. NO ORAL CHANGE. This Deed of Trust may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Grantor or Beneficiary, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     33. NOTICE. Except for any notice required under applicable law to be given in another manner, (a) any notice to Grantor provided for in the Loan Documents shall be given by mailing such notice by Federal Express or any other nationally recognized overnight carrier addressed to Grantor at Grantor's address stated above or at such other address as Grantor may designate by notice to Beneficiary or Trustee as provided herein, and (b) any notice to Trustee or Beneficiary shall be given by Federal Express or any other nationally recognized overnight carrier to Trustee's or Beneficiary's address stated above or to such other address as Trustee or Beneficiary may designate by notice to Grantor as provided herein. Any notice provided for in the Loan Documents shall be deemed to have been given to Grantor, Trustee or Beneficiary on the first Business Day following such mailing in the manner designated herein. In addition, notice may also be given by first class certified mail, return receipt requested, postage prepaid, addressed to the address set forth above for the party to whom such notice is to be given and such notice given in this manner shall be deemed received the third day after such notice was deposited with the United States Postal Service.

     34. SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS; CAPTIONS. The covenants and agreements contained in the Loan Documents shall bind, and the rights thereunder shall inure to, the respective successors and assigns of Trustee, Beneficiary and Grantor, subject to the provisions of PARAGRAPH 15 hereof. All representations, warranties, covenants and agreements of Grantor contained in the Loan Documents shall be joint and several. In exercising any rights under the Loan Documents or taking any actions provided for therein, Trustee or Beneficiary may act through its employees, agents, or independent contractors as authorized by Trustee or Beneficiary, respectively. The captions and headings of the paragraphs of this Deed of Trust are for convenience only and are not to be used to interpret or define the provisions hereof.

     35. GOVERNING LAW; JURISDICTION; SEVERABILITY. THIS DEED OF TRUST SHALL BE GOVERNED BY, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, AND GRANTOR AGREES THAT THE PROPER VENUE FOR ANY MATTERS IN CONNECTION HEREWITH SHALL BE IN THE STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS AS BENEFICIARY MAY ELECT AND GRANTOR HEREBY SUBMITS ITSELF TO THE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ADJUDICATING ANY MATTERS RELATED TO THE LOAN, PROVIDED, HOWEVER, THAT TO THE EXTENT THE MANDATORY PROVISIONS OF THE LAWS OF ANOTHER JURISDICTION RELATING TO (I) THE PERFECTION OR THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTERESTS IN ANY OF THE PROPERTY, (II) THE LIEN, ENCUMBRANCE OR OTHER INTEREST IN THE PROPERTY GRANTED OR CONVEYED BY THIS DEED OF TRUST, OR (III) THE AVAILABILITY OF AND PROCEDURES RELATING TO ANY REMEDY HEREUNDER OR RELATED TO THIS DEED OF TRUST ARE REQUIRED TO BE GOVERNED BY SUCH OTHER JURISDICTION'S LAWS, SUCH OTHER LAWS SHALL BE DEEMED TO GOVERN AND CONTROL. THE INVALIDITY, ILLEGALITY OR UNENFORCEABILITY OF ANY PROVISION OF THIS DEED OF TRUST OR THE LOAN DOCUMENTS SHALL NOT AFFECT OR IMPAIR THE VALIDITY, LEGALITY OR ENFORCEABILITY OF THE REMAINDER OF THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS, AND TO THIS END, THE PROVISIONS OF THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS ARE DECLARED TO BE SEVERABLE.

     36. RELEASE. Upon payment of all sums secured by this Deed of Trust, Beneficiary shall cause Trustee to release this Deed of Trust. Grantor shall pay Beneficiary's and Trustee's reasonable costs incurred in releasing this Deed of Trust and any financing statements related hereto.

     37. COVENANTS RUNNING WITH THE LAND. All covenants, conditions, warranties, representations and other obligations contained in this Deed of Trust and the other Loan Documents are intended by Grantor, Trustee and Beneficiary to be, and shall be construed as, covenants running with the Property until the lien of this Deed of Trust has been fully released by Beneficiary.

     38. TERMS. As used in the Loan Documents, (i) "Business Day" means a day when banks are not required or authorized to be closed in Chicago, Illinois or New York, New York; and (ii) the words "include" and "including" shall mean "including but not limited to" unless specifically set forth to the contrary.

     39. LOSS OF NOTE. Upon notice from Beneficiary of the loss, theft, or destruction of the Note and upon receipt of indemnity reasonably satisfactory to Grantor from Beneficiary, or in the case of mutilation of the Note, upon surrender of the mutilated Note, Grantor shall make and deliver a new note of like tenor in lieu of the then to be superseded Note.

     40. CHANGES IN THE LAWS REGARDING TAXATION. If any law is amended, enacted or adopted after the date of this Deed of Trust which deducts the Indebtedness from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Indebtedness of Beneficiary's interest in the Property, Grantor will pay such tax, with interest and penalties thereon, if any. In the event Beneficiary is advised by counsel chosen by it that the payment of such tax or interest and penalties by Grantor would be unlawful or taxable to Beneficiary or unenforceable or provide the basis for a defense of usury, then in any such event, Beneficiary shall have the option, by written notice of not less than forty-five (45) days, to declare the Indebtedness immediately due and payable.

     41. SUBSTITUTION OF TRUSTEE. Beneficiary may, from time to time by written instrument executed and acknowledged by Beneficiary and recorded in the county or counties where the Property is located, and by otherwise complying with the provisions of any applicable statutes, substitute a successor or successors for the Trustee named herein or acting hereunder. Any fees or expenses payable to Trustee are the obligation of Grantor.

     42. EXCULPATION. This Deed of Trust and other Loan Documents and all of Grantor's obligations hereunder and thereunder are subject to the provisions of PARAGRAPH 11 of the Note entitled Exculpation. All of the provisions of the Note, including PARAGRAPH 11, are incorporated herein by this reference.

     43. DISCLOSURE OF INFORMATION. Beneficiary shall have the right (but shall be under no obligation) to make available to any party for the purpose of granting participation in or selling, transferring, assigning or conveying all or any part of the Loan (including any governmental agency or authority and any prospective bidder at any foreclosure sale of the Property) any and all information which Beneficiary may have with respect to the Property, Lease(s), Grantor and any Guarantor, whether provided by Grantor, any Guarantor or any third party or obtained as a result of any environmental assessments. Grantor and each Guarantor agree that Beneficiary shall have no liability whatsoever as a result of delivering any such information to any third party, and Grantor and each Guarantor, on behalf of themselves and their successors and assigns, hereby release and discharge Beneficiary from any and all liability, claims, damages, or causes of action, arising out of, connected with or incidental to the delivery of any such information to any third party. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT THIS RELEASE COVERS ALL SUCH LIABILITIES, OBLIGATIONS, COSTS, EXPENSES, CLAIMS AND DAMAGES, RESULTING FROM THE NEGLIGENCE OF BENEFICIARY, ITS SUCCESSORS, ASSIGNS, PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, ADMINISTRATORS, TRUSTEES, SUBSIDIARIES, AFFILIATES, BENEFICIARIES, SHAREHOLDERS AND

REPRESENTATIVES, WHETHER SUCH NEGLIGENCE BE THE SOLE NEGLIGENCE (WHETHER SIMPLE, GROSS, OR STRICT LIABILITY) OF SUCH INDEMNIFIED PARTIES OR CONTRIBUTORY.

     44. INTENTIONALLY DELETED.

     45. ACTIONS AND PROCEEDINGS. Beneficiary and Trustee have the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Grantor, which Beneficiary and Trustee, in their discretion, decide should be brought to protect their respective interests in the Property. Beneficiary and Trustee shall, at their option, be subrogated to the lien of any deed of trust or other security instrument discharged in whole or in part by the Indebtedness, and any such subrogation rights shall constitute additional security for the payment of the Indebtedness.

     46. NO THIRD PARTY BENEFICIARIES. The provisions of this Deed of Trust and the other Loan Documents are for the benefit of Grantor and Beneficiary and shall not inure to the benefit of any third party (other than any successor or assignee of Beneficiary). This Deed of Trust and the other Loan Documents shall not be construed as creating any rights, claims or causes of action against Beneficiary or any of its officers, directors, agents or employees in favor of any party other than Grantor including but not limited to any claims to any sums held in the Replacement Reserve or the TI and Leasing Reserve.

     47. CUSTOMER IDENTIFICATION - USA PATRIOT ACT NOTICE; OFAC. Beneficiary hereby notifies Grantor that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001), as amended (the "ACT"), and Beneficiary's policies and practices, Beneficiary is required to obtain, verify and record certain information and documentation that identifies Grantor, which information includes the name and address of Grantor and such other information that will allow Beneficiary to identify Grantor in accordance with the Act. Grantor represents and covenants that it is not and will not become a person (individually, a "PROHIBITED PERSON" and collectively "PROHIBITED PERSONS") listed on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, U.S. Department of the Treasury (the "OFAC LIST") or otherwise subject to any other prohibitions or restriction imposed by laws, rules, regulations or executive orders, including Executive Order No. 13224, administered by OFAC (collectively the "OFAC RULES"). Grantor represents and covenants that it also (a) is not and will not become owned or controlled by a Prohibited Person, (b) is not acting and will not act for or on behalf of a Prohibited Person, (c) is not otherwise associated with and will not become associated with a Prohibited Person, (d) is not providing and will not provide any material, financial or technological support for or financial or other service to or in support of acts of terrorism or a Prohibited Person. Grantor will not transfer any interest in Grantor to or enter into a Lease with a Prohibited Person. Grantor shall immediately notify Beneficiary if Grantor has knowledge that any Guarantor or any member or beneficial owner of Grantor or any Guarantor is or becomes a Prohibited Person or (i) is indicted on or (ii) arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Grantor will not enter into any Lease or any other transaction or undertake any activities related to the Loan in violation of the federal Bank Secrecy Act, as amended ("BSA"), 31 U.S.C.
Section 5311, et seq. or any federal or state laws, rules, regulations or executive orders, including, but not limited to, 18 U.S.C. Sections 1956, 1957 and 1960, prohibiting money laundering and terrorist financing (collectively "ANTI-MONEY LAUNDERING

LAWS"). Grantor shall (A) not use or permit the use of any proceeds of the Loan in any way that will violate either the OFAC Rules or Anti-Money Laundering Laws, (B) comply and cause all of its subsidiaries to comply with applicable OFAC Rules and Anti-Money Laundering Laws, (C) provide information as Beneficiary may require from time to time to permit Beneficiary to satisfy its obligations under the OFAC Rules and/or the Anti-Money Laundering Laws and (D) not engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the foregoing. Grantor shall immediately notify Beneficiary if any Tenant becomes a Prohibited Person or (1) is convicted of, (2) pleads nolo contendere to, (3) is indicted on, or (4) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering.

     48. EXHIBITS AND RIDERS. The following Exhibits and Riders (which may contain additional representations, warranties, and covenants) are attached to this Deed of Trust and hereby made a part of this Deed of Trust: EXHIBIT A (legal description for Land) EXHIBIT B (definition of Personal Property), and EXHIBIT C (pending and threatened litigation), EXHIBIT D (additional Grantors and EXHIBIT E (Allocated loan amounts).

     49. COUNTERPARTS. This Deed of Trust may be executed in any number of counterparts each of which shall be deemed to be an original but all of which when taken together shall constitute one agreement.

     50. DISCLAIMERS. The relationship of Grantor and Beneficiary under this Deed of Trust and the other Loan Documents is, and shall at all times remain, solely that of borrower and lender; and Beneficiary neither undertakes nor assumes any responsibility or duty to Grantor or to any third party with respect to the Property. Notwithstanding any other provisions of this Deed of Trust and the other Loan Documents: (i) Beneficiary is not, and shall not be construed to be, a partner, joint venturer, member, alter ego, manager, controlling person or other business associate or participant of any kind of Grantor and Beneficiary, and Beneficiary does not intend to ever assume such status; (ii) Beneficiary does not intend to ever assume any responsibility to any person for the quality, suitability, safety or condition of the Property; and (iii) Beneficiary shall not be deemed responsible for or a participant in any acts, omissions or decisions of Grantor.

     Beneficiary shall not be directly or indirectly liable or responsible for any loss, claim, cause of action, liability, indebtedness, damage or injury of any kind or character to any person or property arising from any construction on, or occupancy or use of, the Property, whether caused by or arising from: (i) any defect in any building, structure, grading, fill, landscaping, or other improvements thereon or in any on-site or off-site improvement or other facility therein or thereon; (ii) any act or omission of Grantor or any of Grantor's agents, employees, independent contractors, licensees or invitees; (iii) any accident in or on the Property or any fire, flood, or other casualty or hazard thereon; (iv) the failure of Grantor or any of Grantor's licensees, employees, invitees, agents, independent contractors, or other representatives to maintain the Property in a safe condition; or (v) any nuisance made or suffered on any part of the Property.

     51. TRUSTEE'S COSTS. Grantor shall pay all costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the Trustee's performance of its duties hereunder and all such costs, fees and expenses shall be secured by this Deed of Trust.

     52. SPECIAL STATE PROVISIONS. In the event of any conflict between the terms and provisions of this section and any other provision of this Deed of Trust, the terms and provisions of this section shall govern and control.

          (a) Instrument. This Deed of Trust shall be deemed to be and shall be enforceable as a deed of trust, leasehold deed of trust and security agreement and financing statement.

          (b) Foreclosure. Upon the occurrence of any Event of Default, Beneficiary may request Trustee to proceed with foreclosure under the power of sale which is hereby conferred, such foreclosure to be accomplished in accordance with the following provisions:

               (i) Public Sale. Trustee is hereby authorized and empowered, and it shall be Trustee's special duty, upon such request of Beneficiary to sell the Property, or any part thereof, at public auction to the highest bidder for cash, with or without having taken possession of same. Any such sale (including notice thereof) shall comply with the applicable requirements, at the time of the sale, of Section 51.002 of the Texas Property Code or, if and to the extent such statute is not then in force, with the applicable requirements, at the time of sale, of the successor statute or statutes, if any, governing sales of Texas real property under powers of sale, conferred by deeds of trust. If there is no statute in force at the time of the sale governing sales of Texas real property under powers of sale conferred by deeds of trust, such sale shall comply with applicable law, at the time of the sale governing sales of Texas real property under powers of sale conferred by deeds of trust.

               (ii) Right to Require Proof of Financial Ability and/or Cash Bid. At any time during the bidding, the Trustee may require a bidding party (A) to disclose its full name, state and city of residence, occupation, and specific business office location, and the name and address of the principal the bidding party is representing (if applicable), and (B) to demonstrate reasonable evidence of the bidding party's financial ability (or, if applicable, the financial ability of the principal of such bidding party), as a condition to the bidding party submitting bids at the foreclosure sale. If any such bidding party (the "Questioned Bidder") declines to comply with the Trustee's requirement in this regard, or if such Questioned Bidder does respond but the Trustee, in Trustee's sole and absolute discretion, deems the information or the evidence of the financial ability of the Questioned Bidder (or, if applicable, the principal of such bidding party) to be inadequate, then the Trustee may continue the bidding with reservation; and in such event (1) the Trustee shall be authorized to caution the Questioned Bidder concerning the legal obligations to be incurred in submitting bids, and (2) if the Questioned Bidder is not the highest bidder at the sale, or if having been the highest bidder the Questioned Bidder fails to deliver the cash purchase price payment promptly to the Trustee, all bids by the Questioned Bidder shall be null and void. The Trustee may, in Trustee's sole and absolute discretion, determine that a credit bid may be in the best interest of the Grantor and Beneficiary, and elect to sell the Property for credit or for a combination of cash and credit; provided, however, that the Trustee shall have no obligation to accept any bid except an all cash bid. In the event the Trustee requires a cash bid and cash is not delivered within a reasonable time after conclusion of the bidding process, as specified by the Trustee, but in no event later than 3:45 p.m. local time on the day of sale, then said contingent sale shall be null and void, the bidding process may be recommenced, and any subsequent bids or sale shall be made as if no prior bids were made or accepted.

               (iii) Sale Subject to Unmatured Indebtedness. In addition to the rights and powers of sale granted under the preceding provisions of this subsection, if default is made in the payment of any installment of the Indebtedness, Beneficiary may, at Beneficiary's option, at once or at any time thereafter while any matured installment remains unpaid, without declaring the entire Indebtedness to be due and payable, orally or in writing direct Trustee to enforce this trust and to sell the Property subject to such unmatured Indebtedness and Obligations and to the rights, powers liens, security interests, and assignments securing or providing recourse for payment of such unmatured Indebtedness and Obligations, in the same manner, all as provided in the preceding provisions of this subsection. Sales made without maturing the Indebtedness may be made hereunder whenever there is a default in the payment of any installment of the Indebtedness, without exhausting the power of sale granted hereby, and without affecting in any way the power of sale granted under this subsection, the unmatured balance of the Indebtedness or the rights, powers, liens, security interests, and assignments securing or providing recourse for payment of the Indebtedness.

               (iv) Partial Foreclosure. Sale of a part of the Property shall not exhaust the power of sale, but sales may be made from time to time until the Indebtedness is paid in full. It is intended by each of the foregoing provisions of this subsection that Trustee may, after any request or direction by Beneficiary, sell not only the Land and the Improvements, but also the equipment and other interests constituting a part of the Property or any part thereof, along with the Land and the Improvements or any part thereof, as a unit and as a part of a single sale, or may sell at any time or from time to time any part or parts of the Property separately from the remainder of the Property. It shall not be necessary to have present or to exhibit at any sale any of the Property.

               (v) Trustee's Deeds. After any sale under this subsection, Trustee shall make good and sufficient deeds, assignments, and other conveyances to the purchaser or purchasers thereunder in the name of Grantor, conveying the Property or any part thereof so sold to the purchaser or purchasers with general warranty of title by Grantor. It is agreed that in any deeds, assignments or other conveyances given by Trustee, any and all statements of fact or other recitals therein made as to the identity of Beneficiary, the occurrence or existence of any Event of Default, the notice of intention to accelerate, or acceleration of, the maturity of the Indebtedness and Obligations, the request to sell, notice of sale, time, place, terms and manner of sale, and receipt, distribution, and application of the money realized therefrom, the due and proper appointment of a substitute trustee, and without being limited by the foregoing, any other act or thing having been duly done by or on behalf of Beneficiary or by or on behalf of Trustee, shall be taken by all courts of law and equity as prima facie evidence that such statements or recitals state true, correct, and complete facts and are without further question to be so accepted, and Grantor does hereby ratify and confirm any and all acts that Trustee may lawfully do in the premises by virtue hereof.

          (c) Receiver. Beneficiary, as a matter of right and without regard to the sufficiency of the security for repayment of the Indebtedness and performance and discharge of the Obligations, without notice to Grantor and without any showing of insolvency, fraud, or mismanagement on the part of Grantor, and without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, shall be entitled to the appointment of a receiver or receivers of the Property or any part thereof, and of the Rents, and Grantor hereby irrevocably consents to the appointment of a receiver or receivers. Any receiver appointed pursuant to the provisions of this subsection shall have the usual powers and duties of receivers in such matters.

          (d) Inapplicability of Finance Code. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to the loan evidenced by the Loan Documents and/or secured hereby.

          (e) Entire Agreement. THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

          (f) Notice of Indemnification. GRANTOR ACKNOWLEDGES THAT THIS DEED OF TRUST PROVIDES FOR INDEMNIFICATION OF BENEFICIARY BY GRANTOR PURSUANT TO
     SECTION 29.

          (g) Due on Sale. The entire Indebtedness shall be due and payable in full in the event of any sale, conveyance, alienation, mortgage, encumbrance, pledge or other transfer of the Property (or any part thereof) unless expressly permitted by the terms of this Deed of Trust or otherwise consented to in writing by Beneficiary.

     53. PARTIAL RELEASE OF PROPERTIES. The Real Property is comprised of the Executive II project located at 8360 LBJ Freeway, Dallas, Texas (the "EXECUTIVE II PROPERTY"), and the Executive III project 8330 LBJ Freeway, Dallas, Texas (the "EXECUTIVE III PROPERTY"). Grantor shall have the right to obtain releases of either one of the Executive II Property or the Executive III Property (each, a "RELEASE PROPERTY"), from the lien of this Deed of Trust and the other Loan Documents upon a written request made not later than ten (10) business days prior to the requested release (and accompanied by any purchase agreements and other supporting documentation), subject to the following terms and conditions:

          (a) no default or Event of Default exists or shall have occurred during the most recent two (2) calendar quarters under the Loan Documents;

          (b) the applicable Release Property shall be sold to a third-party party purchaser in an arms-length transaction such that the Grantor and its partners, principals and affiliates will no longer own the applicable Release Property;

          (c) Grantor shall pay to Beneficiary in immediately available funds, the release price for Release Property, which release price shall be the greater of (i) 125% of the Allocated Loan Amount, as set forth on EXHIBIT E attached hereto and made a part hereof (the "RELEASE PRICE"); and (ii) ninety percent (90%) of the Net Sales Proceeds with respect to the applicable Release Property.

          (d) The Debt Service Coverage for the remaining unreleased Real Property shall be the Minimum Debt Service Coverage (as defined in the Note).

     For the purposes hereof, "NET SALES PROCEEDS" shall mean the value of all consideration received in connection with the sale of a Release Property including cash, notes, assumed indebtedness, deferred payments (contingent or otherwise), less reasonable and customary costs and expenses of transfer (including broker's commissions) not to exceed six percent (6.0%) of the aggregate consideration.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK;
                             SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, Grantor has executed this Deed of Trust or has caused the same to be executed by its representatives thereunto duly authorized.

                                        GRANTOR:

                                        NNN Executive Center, LLC,
                                        a Delaware limited liability company

                                        By: Triple Net Properties, LLC,
                                            a Virginia limited liability company
                                            its sole manager


                                        By: /s/ LOUIS ROGERS
                                            ------------------------------------
                                        Name: LOUIS ROGERS
                                        Its: PRESIDENT


                                        NNN EXECUTIVE CENTER 1, LLC,
                                        a Delaware limited liability company

                                        By: Triple Net Properties, LLC, a
                                            Virginia limited liability company,
                                            its Vice President


                                        By: /s/ LOUIS ROGERS
                                            ------------------------------------
                                        Name: LOUIS ROGERS
                                        Its: PRESIDENT


                                        NNN EXECUTIVE CENTER 2, LLC,
                                        a Delaware limited liability company

                                        By: Triple Net Properties, LLC,
                                            a Virginia limited liability
                                            company, its Vice President


                                        By: /s/ LOUIS ROGERS
                                            ------------------------------------
                                        Name: LOUIS ROGERS
                                        Its: PRESIDENT


                                        NNN EXECUTIVE CENTER 3 LLC,
                                        a Delaware limited liability company

                                        By: Triple Net Properties LLC,
                                            a Virginia limited liability
                                            company, its Vice President


                                        By: /s/ LOUIS ROGERS
                                            ------------------------------------
                                        Name: LOUIS ROGERS
                                        Its: PRESIDENT

                                        NNN EXECUTIVE CENTER 4, LLC, a Delaware
                                        limited liability company

                                        By: Triple Net Properties, LLC, a
                                            Virginia limited liability company,
                                            its Vice President


                                        By: /s/ LOUIS ROGERS
                                            ------------------------------------
                                        Name: LOUIS ROGERS
                                        Its: PRESIDENT


                                        NNN EXECUTIVE CENTER 5, LLC, a Delaware
                                        limited liability company

                                        By: Triple Net Properties, LLC, a
                                            Virginia limited liability company,
                                            its Vice President


                                        By: /s/ LOUIS ROGERS
                                            ------------------------------------
                                        Name: LOUIS ROGERS
                                        Its: PRESIDENT


                                        NNN EXECUTIVE CENTER 6, LLC, a Delaware
                                        limited liability company

                                        By: Triple Net Properties, LLC, a
                                            Virginia limited liability company,
                                            its Vice President


                                        By: /s/ LOUIS ROGERS
                                            ------------------------------------
                                        Name: LOUIS ROGERS
                                        Its: PRESIDENT


                                        NNN EXECUTIVE CENTER 7, LLC, a Delaware
                                        limited liability company

                                        By: Triple Net Properties, LLC, a
                                            Virginia limited liability company,
                                            its Vice President


                                        By: /s/ LOUIS ROGERS
                                            ------------------------------------
                                        Name: LOUIS ROGERS
                                        Its: PRESIDENT

                                        NNN EXECUTIVE CENTER 8, LLC, a Delaware
                                        limited liability company

                                        By: Triple Net Properties, LLC, a
                                            Virginia limited liability company,
                                            its Vice President


                                        By: /s/ LOUIS ROGERS
                                            ------------------------------------
                                        Name: LOUIS ROGERS
                                        Its: PRESIDENT


                                        NNN EXECUTIVE CENTER 9, LLC, a Delaware
                                        limited liability company

                                        By: Triple Net Properties, LLC, a
                                            Virginia limited liability company,
                                            its Vice President


                                        By: /s/ LOUIS ROGERS
                                            ------------------------------------
                                        Name: LOUIS ROGERS
                                        Its: PRESIDENT


                                        NNN EXECUTIVE CENTER 10, LLC, a Delaware limited liability company

                                        By: Triple Net Properties, LLC, a
                                            Virginia limited liability company,
                                            its Vice President


                                        By: /s/ LOUIS ROGERS
                                            ------------------------------------
                                        Name: LOUIS ROGERS
                                        Its: PRESIDENT


                                        NNN EXECUTIVE CENTER 11, LLC, a Delaware limited liability company

                                        By: Triple Net Properties, LLC, a
                                            Virginia limited liability company,
                                            its Vice President


                                        By: /s/ LOUIS ROGERS
                                            ------------------------------------
                                        Name: LOUIS ROGERS
                                        Its: PRESIDENT

                                        NNN EXECUTIVE CENTER 12, LLC, a Delaware limited liability company

                                        By: Triple Net Properties, LLC, a
                                            Virginia limited liability company,
                                            its Vice President


                                        By: /s/ LOUIS ROGERS
                                            ------------------------------------
                                        Name: LOUIS ROGERS
                                        Its: PRESIDENT


                                        NNN EXECUTIVE CENTER 13, LLC, a Delaware limited liability company

                                        By: Triple Net Properties, LLC, a
                                            Virginia limited liability company,
                                            its Vice President


                                        By: /s/ LOUIS ROGERS
                                            ------------------------------------
                                        Name: LOUIS ROGERS
                                        Its: PRESIDENT


                                        NNN EXECUTIVE CENTER 15, LLC, a Delaware limited liability company

                                        By: Triple Net Properties, LLC, a
                                            Virginia limited liability company,
                                            its Vice President


                                        By: /s/ LOUIS ROGERS
                                            ------------------------------------
                                        Name: LOUIS ROGERS
                                        Its: PRESIDENT


                                        NNN EXECUTIVE CENTER 16, LLC, a Delaware limited liability company

                                        By: Triple Net Properties, LLC, a
                                            Virginia limited liability company,
                                            its Vice President


                                        By: /s/ LOUIS ROGERS
                                            ------------------------------------
                                        Name: LOUIS ROGERS
                                        Its: PRESIDENT

                                        NNN EXECUTIVE CENTER II AND III 2003,
                                        LP, a Texas limited partnership

                                        By: NNN Executive Center II and III
                                            GP, LLC, a Delaware limited
                                            liability company, its sole
                                            general partner

                                        By: Triple Net Properties, LLC, a
                                            Virginia limited liability
                                            company, its sole manager


                                        By: /s/ LOUIS ROGERS
                                            ------------------------------------
                                        Name: LOUIS ROGERS
                                        Its: PRESIDENT

STATE OF CALIFORNIA   )
                      )SS.
COUNTY OF Orange      )

     On December 28, 2005, before me, J.Hu, Notary Public (Name, Title of Officer, e.g., "Jane Doe, Notary Public") personally appeared Louis Rogers (Name(s) of Signer(s))

     [X]  personally known to me - OR -

     [ ]  proved to me on the basis of satisfactory evidence

to be the person whose name are subscribed to the within instrument and acknowledged to me that she/they executed the same in her/their authorized capacity, and that by her/their signature on the instrument the person, or the entity upon behalf of which person acted, executed the instrument.

     Witness my hand and official seal.


                                        /s/ J. HU
                                        ----------------------------------------
                                        (Signature of Notary)

(SEAL)

My Commission expires:
Sept. 30, 2009                                                   J.HU
                                                         Commission # 1610142
                                         (STAMP)     Notary Public - California
                                                           Orange County
                                                   My Comm. Expires Sep 30, 2009

                                    EXHIBIT A

                                LEGAL DESCRIPTION


                                       A-l

                                    EXHIBIT B

                              THE PERSONAL PROPERTY

     As used herein, the following items are referred to as the "PERSONAL PROPERTY":

     Any and all assets of the Grantor, of any kind or description, tangible or intangible, whether now existing or hereafter arising or acquired, including, but not limited to:

          (e) all property of, or for the account of, the Grantor now or hereafter coming into the possession, control or custody of, or in transit to, the Beneficiary or any agent or bailee for the Beneficiary or any parent, affiliate or subsidiary of the Beneficiary or any participant with the Beneficiary in the loans to the Grantor (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise), including all earnings, dividends, interest, or other rights in connection therewith and the products and proceeds therefrom, including the proceeds of insurance thereon; and

          (f) the additional property of the Grantor, whether now existing or hereafter arising or acquired, and wherever now or hereafter located, together with all additions and accessions thereto, substitutions for, and replacements, products and proceeds therefrom, and all of the Grantor's books and records and recorded data relating thereto (regardless of the medium of recording or storage), together with all of the Grantor's right, title and interest in and to all computer software required to utilize, create, maintain and process any such records or data on electronic media, identified and set forth as follows:

               (i) All Accounts and all Goods whose sale, lease or other disposition by the Grantor has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, the Grantor, or rejected or refused by an Account Debtor;

               (ii) All Inventory, including, without limitation, raw materials, work-in-process and finished goods;

               (iii) All Goods (other than Inventory), including, without limitation, embedded software, Equipment, vehicles, furniture and Fixtures;

               (iv) All Software and computer programs;

               (v) All Securities and Investment Property;

               (vi) All Chattel Paper, Electronic Chattel Paper, Instruments, Documents, Letter of Credit Rights, all proceeds of letters of credit, Health-Care-Insurance Receivables, Supporting Obligations, notes secured by real estate, Commercial Tort Claims, contracts, licenses, permits and all other General Intangibles, including Payment Intangibles;

               (vii) All insurance policies and proceeds insuring the foregoing property or any part thereof, including unearned premiums; and


                                       B-l

               (viii) All operating accounts, the Loan funds, all escrows, reserves and any other monies on deposit with or for the benefit of Beneficiary, including deposits for the payment of real estate taxes and insurance, maintenance and leasing reserves, and any cash collateral accounts, clearing house accounts, operating accounts, bank accounts of Grantor or any other Deposit Accounts of Grantor.

     Capitalized words and phrases used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in either: (i) Article 9 of the Uniform Commercial Code as in force in Illinois at the time the financing statement was filed by Beneficiary, or (ii) Article 9 as in force at any relevant time in Illinois, the meaning to be ascribed thereto with respect to any particular item of property shall be that under the more encompassing of the two definitions.

Beneficiary:             LaSalle Bank National Association
Beneficiary's Address:   135 S. LaSalle Street, Suite 1225
                         Chicago, Illinois 60603
                         Attention: Commercial Real Estate

Grantor:                 NNN Executive Center, LLC
                         and the parties listed on EXHIBIT D hereto
Grantor's Address:       1551 N. Tustin Avenue, Suite 200
                         Santa Ana, California 92705

                                    EXHIBIT C

                        PENDING AND THREATENED LITIGATION

As previously disclosed to Beneficiary.


                                       C-l

                                    EXHIBIT D

                               ADDITIONAL GRANTORS

                           NNN Executive Center 1, LLC
                           NNN Executive Center 2, LLC
                           NNN Executive Center 3, LLC
                           NNN Executive Center 4, LLC
                           NNN Executive Center 5, LLC
                           NNN Executive Center 6, LLC
                           NNN Executive Center 7, LLC
                           NNN Executive Center 8, LLC
                           NNN Executive Center 9, LLC
                          NNN Executive Center 10, LLC
                          NNN Executive Center 11, LLC
                          NNN Executive Center 12, LLC
                          NNN Executive Center 13, LLC
                          NNN Executive Center 15, LLC
                          NNN Executive Center 16, LLC
                    NNN Executive Center II and III 2003, LP


                                       D-l

                                    EXHIBIT E

                             ALLOCATED LOAN AMOUNTS

PROPERTY               ALLOCATED LOAN AMOUNT
--------               ---------------------
Executive Center II        $ 5,050,000.00
Executive Center III       $10,950,000.00


                                       E-l